FILE NO.  33-86102
                                                              FILE NO.  811-8852
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 18          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No.  19                (X)
                                   ---------
                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1700
                                   ---------
                                 SUSAN S. NEWTON
                       Senior Vice President and Secretary
                           John Hancock Advisers, LLC
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on July 1, 2002 pursuant to paragraph (b) of Rule 485
( ) 75 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropiate, check the following box:

( ) This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

K00PN 7/02
Draft 6/18/02
                            JOHN HANCOCK

--------------------------------------------------------------------------------

Prospectus 7.1.02           Institutional funds

                            Dividend Performers Fund

                            Focused Small Cap Growth Fund

                            Independence Diversified Core Equity Fund II

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A fund-by-fund summary         Dividend Performers Fund                        4
of goals, strategies, risks,
performance and expenses.      Focused Small Cap Growth Fund                   6

                               Independence Diversified Core Equity Fund II    8

Policies and instructions      Your account
for opening, maintaining and
closing an account in any      Who can buy shares                             10
institutional fund.            Opening an account                             10
                               Buying shares                                  11
                               Selling shares                                 12
                               Transaction policies                           14
                               Dividends and account policies                 14

Further information on the     Fund Details
institutional funds.

                               Business structure                             15
                               Management biographies                         16
                               Financial highlights                           17

                               For more information                   back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK INSTITUTIONAL FUNDS

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock institutional funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $28 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

Dividend Performers Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital with income as a secondary objective. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of U.S. stocks with market capitalizations within the range of the Standard & Poor's 500 Index. On May 31, 2002, that range was $709 million to $309 billion.

The managers normally invest at least 80% of assets in "dividend performers." These are dividend-paying companies that have typically increased their dividend payments over time, or which the managers believe demonstrate the potential to increase their dividend payments.


In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large market capitalizations.

The fund may not invest more than 5% of assets, at time of purchase, in any one security. The fund typically invests in U.S. companies but may invest in American Depositary Receipts. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Total returns


2002 total return as of 3-31-02: -1.10%


Best quarter: Q4 '98, 20.75%
Worst quarter: Q1 '01, -12.01%

After-tax returns

After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------
                                   1996    1997    1998    1999    2000    2001
                                  18.56%  34.33%  17.95%  13.38%  -0.62%  -9.86%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-01
--------------------------------------------------------------------------------
                                                     1 year     5 year   Life of
                                                                            Fund
Fund before tax (began 3-30-95)                      -9.86%      9.98%    12.81%
Fund after tax on distributions                     -14.39%      6.34%     9.65%
Fund after tax on distributions, with sale           -2.11%      7.81%    10.23%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                         -11.89%     10.70%    14.89%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market.

The fund's investment strategy will influence performance significantly. Large-capitalization stocks could fall out of favor, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================


YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.60%
Other expenses                                                             1.31%
Total fund operating expenses                                              1.91%
Expense reimbursement (at least until 6-30-03)                             1.21%
Net annual operating expenses                                              0.70%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                      Year 1        Year 3          Year 5       Year 10
--------------------------------------------------------------------------------
                               $72           $482            $919         $2,134

================================================================================


PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1995

Peter M. Schofield, CFA
Joined fund team in 1996

See page 16 for the management biographies.

FUND CODES

Ticker               JHDPX
CUSIP                410132104
Newspaper            DivPerf
JH fund number       442

Focused Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Growth Index. On May 31, 2002, that range was $1.49 million to $3.17 billion. The fund utilizes a focused investment strategy and will typically concentrate its investments in 50 to 70 companies.


In managing the portfolio, the managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equity securities, and may invest up to 10% of assets in foreign securities.

The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal circumstances, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I total returns


2002 total return as of 3-31-02: -5.34%


Best quarter: Q4 '99, 47.34%
Worst quarter: Q1 '01, -28.76%

After-tax returns

After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation. Calendar year total returns

--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------
                                         1997    1998    1999    2000     2001
                                        14.86%  16.54%  77.12%  -23.10%  -25.16%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-01
--------------------------------------------------------------------------------
                                                     1 year     5 year  Life of
                                                                          Fund
Class I before tax (began 5-2-96)                    -25.16%     6.41%    8.02%
Class I after tax on distributions                   -25.16%     4.54%    6.33%
Class I after tax on distributions, with sale        -15.32%     4.98%    6.38%
-------------------------------------------------------------------------------
Russell 2000 Growth Index                             -9.23%     2.87%    2.25%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. In addition, the fund focuses on a limited number of companies, which could cause greater fluctuations in share price than would occur in a more diversified fund.

Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------

Management fee                                                             0.80%
Other expenses                                                             1.47%
Total fund operating expenses                                              2.27%
Expense reimbursement (at least until 6-30-03)                             1.32%
Net annual operating expenses                                              0.95%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frames. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                       Year 1        Year 3        Year 5        Year 10
--------------------------------------------------------------------------------
                                $97           $582         $1,095         $2,503


================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
Joined fund team in 1996

Anurag Pandit, CFA
Joined fund team in 1996

See page 16 for the management biographies.

FUND CODES

Ticker             JCGYX
CUSIP              410132856
Newspaper          --
JH fund number     418

Independence Diversified Core Equity Fund II

GOAL AND STRATEGY


[Clip Art] The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities which are primarily stocks of large-capitalization companies (companies in the capitalization range of the S&P 500 Index, which was $709 million to $309 billion on May 31, 2002). The portfolio's risk profile is substantially similar to that of the S&P 500 Index.


The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The sub-adviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the S&P 500 Index, results in a portfolio of approximately 75 to 125 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.


In normal circumstances, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.


In abnormal circumstances, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Total returns


2002 total return as of 3-31-02: -0.07%


Best quarter: Q4 '98, 25.14%
Worst quarter: Q3 '01, -14.86%

After-tax returns

After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Calendar year total returns
--------------------------------------------------------------------------------
                    1996       1997       1998       1999        2000       2001


                   20.08%     29.49%     30.15%     11.59%     -6.88%     -9.05%


--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-01
--------------------------------------------------------------------------------
                                                   1 year    5 year     Life of
                                                                           Fund
Fund before tax (began 3-10-95)                    -9.05%      9.76%     13.76%
Fund after tax on distributions                   -12.88%      5.14%      9.84%
Fund after tax on distributions, with sale         -2.15%      7.57%     11.04%
------------------------------------------------------------------------------
Standard & Poor's 500 Index                       -11.89%     10.70%     15.21%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.50%
Other expenses                                                             0.20%
Total fund operating expenses                                              0.70%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                          Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                    $72         $224         $390         $871




================================================================================

SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

FUND CODES

Class I      Ticker                 COREX
             CUSIP                  410132708
             Newspaper              IndpCorII
             JH fund number         425

Your account

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WHO CAN BUY SHARES

John Hancock institutional funds are offered without any sales charge to certain types of investors, as noted below:

      o     Retirement and other benefit plans and their participants

      o Rollover assets for participants whose plans are invested in the fund

      o     Certain trusts, endowment funds and foundations

      o Any state, county or city, or its instrumentality, department, authority or agency

      o Insurance companies, trust companies and bank trust departments buying shares for their own account

      o     Investment companies not affiliated with the adviser


      o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds, LLC


      o Investors who participate in fee-based, wrap and other investment platform programs

      o     Any entity that is considered a corporation for tax purposes

      o Fund trustees and other individuals who are affiliated with these or other John Hancock funds

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.


Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.



10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account               Adding to an account

By check

[Clip Art]     o Make out a check for the       o Make out a check for the
                 investment amount, payable       investment amount payable to
                 to "John Hancock Signature       "John Hancock Signature
                 Services, Inc."                  Services, Inc."

               o Deliver the check and your     o Fill out the detachable
                 completed application to         investment slip from an
                 your financial                   account statement. If no
                 representative, or mail them     slip is available, include a
                 to Signature Services            note specifying the fund
                 (address below).                 name(s), your share class,
                                                  your account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail them
                                                  to Signature Services
                                                  (address below).

By exchange

[Clip Art]     o Call your financial            o Call your financial
                 representative or Signature      representative or Signature
                 Services to request an           Services to request an
                 exchange.                        exchange.

               o You may only exchange for      o You may only exchange for
                 shares of other institutional    shares of other institutional
                 funds or Class I shares.         funds or Class I shares.

By wire

[Clip Art]     o Deliver your completed         o Instruct your bank to wire
                 application to your financial    the amount of your
                 representative or mail           investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900022260
               o Obtain your account number by      Routing # 211475000
                 calling your financial
                 representative or Signature    Specify the fund name(s), your
                 Services.                      share class, your account number
                                                and the name(s) in which the
               o Instruct your bank to wire     account is registered.
                 the amount of your             Your bank may charge a fee to
                 investment to:                 wire funds.
                   First Signature Bank & Trust
                   Account # 900022260
                   Routing # 211475000

               Specify the fund name(s), the
               share class, the new account
               number and the name(s) in which
               the account is registered. Your
               bank may charge a fee to wire
               funds.

By Phone

[Clip Art]     See "By exchange" and "By wire." o Verify that your bank or credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "To Purchase,
                                                  Exchange or Redeem Shares
                                                  via Telephone" and "Bank
                                                  Information" sections on
                                                  your account application.

                                                o Call Signature Services to
                                                  verify that these features
                                                  are in place on your
                                                  account.

                                                o Call your financial
                                                  representative or Signature
                                                  Services with the fund
                                                  name(s), your share class,
                                                  your account number, the
                                                  name(s) in which the account
                                                  is registered and the amount
                                                  of your investment.


---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
               Designed for                 To sell some or all of your shares

By letter

[Clip Art]   o Sales of any amount;        o Write a letter of instruction
               however, sales of $5          indicating the fund name, your
               million or more must          account number, your share class,
               be made by letter.            the name(s) in which the account
                                             is registered and the dollar
             o Certain requests will         value or number of shares you
               require a Medallion           wish to sell.
               signature guarantee.
               Please refer to "Selling    o Include all signatures and any
               shares in writing".           additional documents that may be
                                             required (see next page).

                                           o Mail the materials to Signature
                                             Services.

                                           o A check or wire will be sent
                                             according to your letter of
                                             instruction.

By phone

[Clip Art]   o Sales of up to $5 million.  o To place your request with a representative at John Hancock
                                             Funds, call Signature Services
                                             between 8 A.M. and 4 P.M. Eastern
                                             Time on most business days.

                                           o Redemption proceeds of up to
                                             $100,000 may be sent by wire or
                                             by check. A check will be mailed
                                             to the exact name(s) and address
                                             on the account. Redemption
                                             proceeds exceeding $100,000 must
                                             be wired to your designated bank
                                             account.

By wire or electronic funds transfer (EFT)

[Clip Art]   o Requests by letter to sell  o To verify that the telephone
               any amount.                   redemption privilege is in place
                                             on an account, or to request the
             o Requests by phone to sell     forms to add it to an existing
               up to $5 million (accounts    account, call Signature Services.
               with telephone redemption
               privileges).                o Amounts of $5 million or more
                                             will be wired on the next
                                             business day.

                                           o Amounts up to $100,000 may be
                                             sent by EFT or by check. Funds
                                             from EFT transactions are
                                             generally available by the
                                             second business day. Your bank
                                             may charge a fee for this
                                             service.

By exchange

[Clip Art]   o Sales of any amount.       o  Obtain a current prospectus for
                                             the fund into which you are
                                             exchanging by calling your
                                             financial representative or
                                             Signature Services.

                                          o  You may only exchange for shares
                                             of other institutional funds or
                                             Class I shares.

                                          o  Call your financial
                                             representative or Signature
                                             Services to request an exchange.


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                            Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or    o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).             o On the letter, the signatures of
                                    all persons authorized to sign for the
                                    account, exactly as the account is
                                    registered.

                                  o Medallion signature guarantee if applicable
                                    (see above).

Owners of corporate, sole         o Letter of instruction.
proprietorship, general partner
or association accounts.          o Corporate business/organization
                                    resolution, certified within the past 12 months, or a John Hancock Funds business/ organization certification form.

                                  o On the letter and the resolution, the
                                    signature of the person(s) authorized to sign for the account.

                                  o Medallion signature guarantee if applicable
                                    (see above).

Owners or trustees of             o Letter of instruction.
retirement plan, pension trust
and trust accounts.               o On the letter, the signature(s) of
                                    the trustee(s).

                                  o Copy of the trust document certified
                                    within the past 12 months or a John
                                    Hancock Funds trust certification form.

                                  o Medallion signature guarantee if applicable
                                    (see above).

Joint tenancy shareholders with   o Letter of instruction signed by
rights of survivorship whose        surviving tenant.
co-tenants are deceased.
                                  o Copy of death certificate.

                                  o Medallion signature guarantee if applicable
                                    (see above).

Executors of shareholder estates. o Letter of instruction signed by executor.

                                  o Copy of order appointing executor,
                                    certified within the past 12 months.

                                  o Medallion signature guarantee if applicable
                                    (see above).

Administrators, conservators,     o Call 1-888-972-8696 for instructions.
guardians and other sellers or
account types not listed above.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Institutional Fund and Class I shares for shares of any other Institutional Fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------

DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends Dividend Performers Fund and Independence Diversified Core Equity Fund II declare and pay any income dividends quarterly. Focused Small Cap Growth Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


14 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The trustees of each fund have the power to change the focus of a fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The investment adviser John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603.


The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109, is the subadviser to Independence Diversified Core Equity Fund II. Founded in 1982, Independence Investment is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $20 billion in assets.


Management fees The management fees paid to the investment adviser by the John Hancock institutional funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------


Dividend Performers Fund                                         0.00%
Focused Small Cap Growth Fund                                    0.00%
Independence Diversified Core Equity Fund II                     0.50%



                                                                 YOUR ACCOUNT 15

--------------------------------------------------------------------------------

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock institutional funds. It is a brief summary of their business careers over the past five years.

Bernice S. Behar, CFA
-------------------------------------
Senior vice president
Joined John Hancock Advisers in 1991
Began business career in 1986

Anurag Pandit, CFA
-------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Peter M. Schofield, CFA
-------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

John F. Snyder, III
-------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971


16 YOUR ACCOUNT

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Dividend Performers Fund


Figures audited by Deloitte & Touche LLP.

PERIOD ENDED:                                                            2-28-98      2-28-99      2-29-00      2-28-01      2-28-02
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $11.91       $14.92       $14.46       $13.51       $11.14
Net investment income(1)                                                   0.18         0.15         0.11         0.10         0.08
Net realized and unrealized gain (loss) on investments                     3.92         1.04         0.60         0.45        (0.77)
Total from investment operations                                           4.10         1.19         0.71         0.55        (0.69)
Less distributions
From net investment income                                                (0.17)       (0.15)       (0.11)       (0.11)       (0.10)
From net realized gain                                                    (0.92)       (1.50)       (1.55)       (2.81)       (2.46)
                                                                          (1.09)       (1.65)       (1.66)       (2.92)       (2.56)
Net asset value, end of period                                           $14.92       $14.46       $13.51       $11.14        $7.89
Total return(2,3) (%)                                                     35.55         7.97         4.17         2.94        (6.93)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $21          $18          $15           $6           $5
Ratio of expenses to average net assets (%)                                0.70         0.70         0.70         0.70         0.70
Ratio of adjusted expenses to average net assets(4) (%)                    1.02         0.95         1.05         1.08         1.91
Ratio of net investment income to average net assets (%)                   1.31         0.95         0.71         0.73         0.84
Portfolio turnover (%)                                                       77           64           46           58           51

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1998 and 1999, February 29, 2000, February 28, 2001 and 2002 would have been 35.23%, 7.72%, 3.82%, 2.56% and (8.14%), respectively.


                                                         FINANCIAL HIGHLIGHTS 17

Focused Small Cap Growth Fund

Figures audited by Deloitte & Touche LLP.

CLASS I SHARES PERIOD ENDED:                                            2-28-98      2-28-99      2-29-00      2-28-01      2-28-02
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $9.24       $11.74       $11.65       $24.43       $10.49
Net investment loss(1)                                                    (0.03)       (0.07)       (0.09)       (0.10)       (0.06)
Net realized and unrealized gain (loss) on investments                     2.53         0.61        15.13       (11.92)       (2.03)
Total from investment operations                                           2.50         0.54        15.04       (12.02)       (2.09)
Less distributions
From net investment income                                                   --(2)        --           --           --           --
From net realized gain                                                       --        (0.63)       (2.26)       (1.92)          --
                                                                             --(2)     (0.63)       (2.26)       (1.92)          --
Net asset value, end of period                                           $11.74       $11.65       $24.43       $10.49        $8.40
Total return(3,4) (%)                                                     27.07         4.67       136.18       (50.27)      (19.92)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $3           $2           $9           $5           $4
Ratio of expenses to average net assets (%)                                0.90         0.90         0.90         0.90         0.95
Ratio of adjusted expenses to average net assets(5) (%)                    4.05         4.12         3.19         2.04         2.27
Ratio of net investment loss to average net assets (%)                    (0.25)       (0.60)       (0.57)       (0.56)       (0.65)
Portfolio turnover (%)                                                      117          125          238          242          143

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Less than $0.01 per share.

(3)   Assumes dividend reinvestment.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the years ended February 28, 1998, 1999, February 29, 2000, February 28, 2001 and 2002 would have been 23.92%, 1.45%, 133.89%, (51.41%) and (21.24%), respectively.


18 FINANCIAL HIGHLIGHTS

Independence Diversified Core Equity Fund II

Figures audited by Deloitte & Touche LLP.

CLASS I SHARES  PERIOD ENDED:                                        2-28-98      2-28-99      2-29-00      2-28-01      2-28-02
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.76       $15.34       $15.69       $14.23        $8.91
Net investment income(1)                                                0.17         0.12         0.09         0.09         0.05
Net realized and unrealized gain (loss) on investments                  3.91         2.76         0.34        (0.29)       (0.75)
Total from investment operations                                        4.08         2.88         0.43        (0.20)       (0.70)
Less distributions
From net investment income                                             (0.17)       (0.14)       (0.09)       (0.10)       (0.06)
From net realized gain                                                 (1.33)       (2.39)       (1.80)       (5.02)       (1.65)
                                                                       (1.50)       (2.53)       (1.89)       (5.12)       (1.71)
Net asset value, end of period                                        $15.34       $15.69       $14.23        $8.91        $6.50
Total return(2) (%)                                                    33.61        18.98         1.99        (2.68)       (8.46)(3)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                 $572         $552         $426         $147          $87
Ratio of expenses to average net assets (%)                             0.65         0.63         0.64         0.67         0.70
Ratio of adjusted expenses to average net assets(4)                       --           --           --           --         0.70
Ratio of net investment income to average net assets (%)                1.12         0.76         0.57         0.61         0.64
Portfolio turnover (%)                                                    76           55           69           56           52

(1)   Based on the average of the shares outstanding at the end of each month.

(2)   Assumes dividend reinvestment.

(3) Total return would have been lower had certain expenses not been reduced during the period shown.

(4) Does not take into consideration expense reductions during the period shown.

================================================================================

The following return is not audited and is not part of the audited financial highlights presented above:

Without the expense reductions, the effect on the return for the fund for the year ended February 28, 2002 would have been less than 0.01%.


                                                         FINANCIAL HIGHLIGHTS 19

For more information

Two documents are available that offer further information on John Hancock institutional funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102 (duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR

John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans

                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      K00PN 7/02

680PN 7/02
Draft 6/18/02

                            JOHN HANCOCK

--------------------------------------------------------------------------------


Prospectus 7.1.02           Focused Small Cap Growth Fund



    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's           Focused Small Cap Growth Fund                4
goals, strategies, risks,
performance and expenses.

Policies and instructions for     Your account
opening, maintaining and
closing an account.               Choosing a share class                       6
                                  How sales charges are calculated             6
                                  Sales charge reductions and waivers          7
                                  Opening an account                           8
                                  Buying shares                                9
                                  Selling shares                              10
                                  Transaction policies                        12
                                  Dividends and account policies              12
                                  Additional investor services                13

Further information on the        Fund details
fund.
                                  Business structure                          14
                                  Management biographies                      15
                                  Financial highlights                        16

                                  For more information                back cover

Focused Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies -- companies in the capitalization range of the Russell 2000 Growth Index. On May 31, 2002, that range was $1.49 million to $3.17 billion. The fund utilizes a focused investment strategy and will typically concentrate its investments in 50 to 70 companies.


In managing the portfolio, the managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings. In choosing individual securities, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stock and other types of equities, and may invest up to 10% of assets in foreign securities.

The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies). The fund may not invest more than 5% of assets, at time of purchase, in any one security.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

2002 total return as of 3-31-02: -5.87%
Best quarter: Q4 '01, 23.90%
Worst quarter: Q1 '01, -29.11%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                                           2001
                                                                         -25.35%

-------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-01
-------------------------------------------------------------------------------------------------
                                                    1 year      Life of      Life of      Life of
                                                                Class A      Class B      Class C
Class A before tax (began 11-15-00)                -29.07%      -33.54%           --           --
Class A after tax on distributions                 -29.07%      -36.28%           --           --
Class A after tax on distributions, with sale      -17.70%      -27.51%           --           --
Class B before tax (began 11-15-00)                -29.16%           --      -32.66%           --
Class C before tax (began 11-15-00)                -26.92%           --           --      -31.15%
-------------------------------------------------------------------------------------------------
Russell 2000 Growth Index                           -9.23%      -17.01%      -17.01%      -17.01%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to movements in the stock market. Because the fund concentrates on smaller companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. In addition, the fund focuses on a limited number of companies, which could cause greater fluctuations in share price than would occur in a more diversified fund.

Stocks of smaller companies are more risky than those of larger companies. Many of these companies are young and have a limited track record. Because their businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

The fund's investment strategy will influence performance significantly. Small-company stocks could fall out of favor, causing the fund to underperform funds that focus on other types of stocks. Also, growth stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on value stocks. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. Similarly, if the individual securities do not perform as the management team expects, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o In a down market, derivatives and other higher-risk securities could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o     Certain derivatives could produce disproportionate losses.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.



------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                   Class A    Class B    Class C
------------------------------------------------------------------------------------
Maximum sales charge (load)                              5.00%      5.00%      2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                 5.00%      none       1.00%
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less               none(2)     5.00%      1.00%


------------------------------------------------------------------------------------
Annual operating expenses                             Class A    Class B    Class C
------------------------------------------------------------------------------------

Management fee                                          0.80%      0.80%      0.80%
Distribution and service (12b-1) fees                   0.30%      1.00%      1.00%
Other expenses                                          1.65%      1.65%      1.65%
Total fund operating expenses                           2.75%      3.45%      3.45%
Expense reimbursement (at least until 6-30-03)          1.32%      1.32%      1.32%
Net annual operating expenses                           1.43%      2.13%      2.13%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                Year 1     Year 3     Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                   $638     $1,192     $1,770     $3,335
Class B with redemption                   $716     $1,237     $1,880     $3,483
Class B without redemption                $216       $937     $1,680     $3,483
Class C with redemption                   $413     $1,028     $1,763     $3,705
Class C without redemption                $314     $1,028     $1,763     $3,705

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
Joined fund team in 1996

Anurag Pandit, CFA
Joined fund team in 1996


See page 15 for management biographies.

FUND CODES

Class A      Ticker            --
             CUSIP             410132765
             Newspaper         --
             SEC number        811-8852
             JH fund number    68

Class B      Ticker            --
             CUSIP             410132757
             Newspaper         --
             SEC number        811-8852
             JH fund number    168

Class C      Ticker            --
             CUSIP             410132740
             Newspaper         --
             SEC number        811-8852
             JH fund number    568

Your account

--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 0.30%.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.


Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.


--------------------------------------------------------------------------------

HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                        As a % of                As a % of your
Your investment                         offering price           investment

Up to $49,999                           5.00%                    5.26%
$50,000 - $99,999                       4.50%                    4.71%
$100,000 - $249,999                     3.50%                    3.63%
$250,000 - $499,999                     2.50%                    2.56%
$500,000 - $999,999                     2.00%                    2.04%
$1,000,000 and over                     See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                                        As a % of                As a % of your
Your investment                         offering price           investment

Up to $1,000,000                        1.00%                    1.01%
$1,000,000 and over                     none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                                 CDSC on shares
Your investment                                                  being sold

First $1M - $4,999,999                                           1.00%
Next $1 - $5M above that                                         0.50%
Next $1 or more above that                                       0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.


6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
Years after purchase                              CDSC on shares being sold

1st year                                          5.00%
2nd year                                          4.00%
3rd or 4th year                                   3.00%
5th year                                          2.00%
6th year                                          1.00%
After 6th year                                    none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                              CDSC

1st year                                          1.00%
After 1st year                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of the prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: If you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                  YOUR ACCOUNT 7

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund



o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class C shares may be offered without front-end sales charges to various individuals and institutions.

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


8 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account               Adding to an account

By check

[Clip Art]     o Make out a check for the       o Make out a check for the
                 investment amount, payable       investment amount payable to
                 to "John Hancock Signature       "John Hancock Signature
                 Services, Inc."                  Services, Inc."

               o Deliver the check and your     o Fill out the detachable
                 completed application to         investment slip from an
                 your financial                   account statement. If no
                 representative, or mail them     slip is available, include a
                 to Signature Services            note specifying the fund
                 (address below).                 name(s), your share class,
                                                  your account number and the
                                                  name(s) in which the account
                                                  is registered.

                                                o Deliver the check and
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail them
                                                  to Signature Services
                                                  (address below).

By exchange

[Clip Art]     o Call your financial            o Log on to www.jhfunds.com to
                 representative or Signature      process exchanges between
                 Services to request an           funds.
                 exchange.
                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services to request an
                                                  exchange.

By wire

[Clip Art]     o Deliver your completed         o Instruct your bank to wire
                 application to your              the amount of your
                 financial representative, or     investment to:
                 mail it to Signature               First Signature Bank & Trust
                 Services.                          Account # 900000260
                                                    Routing # 211475000
               o Obtain your account number
                 by calling your financial      Specify the fund name, your
                 representative or Signature    share class, your account
                 Services.                      number and the name(s) in
                                                which the account is
               o Instruct your bank to wire     registered. Your bank may
                 the amount of your             charge a fee to wire funds.
                 investment to:
                   First Signature Bank & Trust
                   Account # 900000260
                   Routing # 211475000

               Specify the fund name, your
               choice of share class, the new
               account number and the name(s)
               in which the account is
               registered. Your bank may
               charge a fee to wire funds.

By Internet

[Clip Art]     See "By exchange" and "By        o Verify that your bank or
               wire."                             credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Log on to www.jhfunds.com to
                                                  initiate purchases using
                                                  your authorized bank
                                                  account.

By phone

[Clip Art]     See "By exchange" and "By        o Verify that your bank or
               wire."                             credit union is a member of
                                                  the Automated Clearing House
                                                  (ACH) system.

                                                o Complete the "Bank
                                                  Information" section on your
                                                  account application.

                                                o Call EASI-Line for automated
                                                  service 24 hours a day using
                                                  your touch-tone phone at
                                                  1-800-338-8080.

                                                o Call your financial
                                                  representative or Signature
                                                  Services between 8 A.M. and
                                                  4 P.M. Eastern Time on most
                                                  business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------

                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares

By letter

[Clip Art     o Accounts of any type.         o Write a letter of
                                                instruction or complete a
              o Sales of any amount.            stock power indicating the
                                                fund name, your share class,
                                                your account number, the
                                                name(s) in which the account
                                                is registered and the dollar
                                                value or number of shares
                                                you wish to sell.

                                              o Include all signatures and
                                                any additional documents
                                                that may be required (see
                                                next page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check will be mailed to
                                                the name(s) and address in
                                                which the account is
                                                registered, or otherwise
                                                according to your letter of
                                                instruction.

By Internet

[Clip Art]     o Most accounts.               o Log on to www.jhfunds.com to
                                                initiate redemptions from
               o Sales of up to $100,000.       your funds.


By phone

[Clip Art]     o Most accounts.               o Call EASI-Line for automated
                                                service 24 hours a day using
               o Sales of up to $100,000.       your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services between 8 A.M. and
                                                4 P.M. Eastern Time on most
                                                business days.

By wire or electronic funds transfer (EFT)

[Clip Art]     o Requests by letter to sell   o To verify that the Internet
                 any amount.                    or telephone redemption
                                                privilege is in place on an
               o Requests by Internet or        account, or to request the
                 phone to sell up to            form to add it to an
                 $100,000.                      existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more
                                                will be wired on the next
                                                business day. A $4 fee will
                                                be deducted from your
                                                account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by
                                                check. Funds from EFT
                                                transactions are generally
                                                available by the second
                                                business day. Your bank may
                                                charge a fee for this
                                                service.

By exchange

[Clip Art]     o Accounts of any type.        o Obtain a current prospectus
                                                for the fund into which you
               o Sales of any amount.           are exchanging by Internet
                                                or by calling your
                                                financial representative or
                                                Signature Services.

                                              o Log on to www.jhfunds.com to
                                                process exchanges between
                                                your funds.

                                              o Call EASI-Line for automated
                                                service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


10 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                    Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or            o Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                              o On the letter, the signatures and
                                            titles of all persons authorized to
                                            sign for the account, exactly as the
                                            account is registered.

                                          o Signature guarantee if applicable
                                            (see above).

Owners of corporate, sole                 o Letter of instruction.
proprietorship, general partner or
association accounts.                     o Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/ organization
                                            certification form.

                                          o On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                          o Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.     o Letter of instruction.

                                          o On the letter, the signature(s) of
                                            the trustee(s).

                                          o Copy of the trust document certified
                                            within the past 12 months or a John
                                            Hancock Funds trust certification
                                            form.

                                          o Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders with rights    o Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                          o Copy of death certificate.

                                          o Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.         o Letter of instruction signed by
                                            executor.

                                          o Copy of order appointing executor,
                                            certified within the past 12 months.

                                          o Signature guarantee if applicable
                                            (see above).

Administrators, conservators,             o Call 1-800-225-5291 for
guardians and other sellers or account      instructions.
types not listed above.

---------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
---------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, the fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund may also refuse any exchange order. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------

DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


12 YOUR ACCOUNT

Taxability of dividends Dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's income and short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.


                                                                 YOUR ACCOUNT 13

Fund details

--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees have the power to change the fund's investment goal without shareholder approval. Also, the Trustees of the fund have the power to change the focus of the fund's 80% investment policy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $28 billion in assets.


                                  ------------
                                  Shareholders
                                  ------------

                        ---------------------------------
  Distribution and        Financial services firms and
shareholder services          their representatives

                         Advise current and prospective
                           shareholders on their fund
                        investments, often in the context
                          of an overall financial plan.
                        ----------------------------------


                 ---------------------------------------------
                             Principal distributor

                            John Hancock Funds, LLC

                    Markets the fund and distributes shares
                       through selling brokers, financial
                 planners and other financial representatives.
                 ---------------------------------------------


                 ---------------------------------------------
                                 Transfer agent

                     John Hancock Signature Services, Inc.

                    Handles shareholder services, including
                  record-keeping and statements, distribution
                     of dividends and processing of buy and
                                 sell requests.
                 ---------------------------------------------


                 ---------------------------------------------
                               Investment adviser                        Asset
                                                                      management
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the fund's business and
                             investment activities.
                 ---------------------------------------------

                 ---------------------------------------------
                                   Custodian

                              The Bank of New York
                                One Wall Street
                            New York, New York 10286

                      Holds the fund's assets, settles all
                     portfolio trades and collects most of
                        the valuation data required for
                          calculating the fund's NAV.
                 ---------------------------------------------


                 ---------------------------------------------
                                    Trustees

                         Oversee the fund's activities.
                 ---------------------------------------------


14 FUND DETAILS

--------------------------------------------------------------------------------


MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock Focused Small Cap Growth Fund. It is a brief summary of their business careers over the past five years.

Bernice S. Behar, CFA
------------------------------------
Senior vice president
Joined John Hancock Advisers in 1991
Began business career in 1986

Anurag Pandit, CFA
------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984



                                                                 FUND DETAILS 15

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Focused Small Cap Growth Fund

Financial highlights are unaudited.


CLASS A SHARES  PERIOD ENDED:                                    2-28-01(1)    2-28-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.62         $10.46
Net investment loss(2)                                            (0.03)         (0.11)
Net realized and unrealized loss                                  (4.21)         (2.01)
Total from investment operations                                  (4.24)         (2.12)
Less distributions
From net realized gain                                            (1.92)            --
Net asset value, end of period                                   $10.46          $8.34
Total return(3,4) (%)                                            (27.16)(5)     (20.27)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period                                           $16            $13
Ratio of expenses to average net assets (%)                        1.45(6)        1.45
Ratio of adjusted expenses to average net assets(7) (%)            2.59(6)        2.77
Ratio of net investment loss to average net assets (%)(6)         (0.90)(6)      (1.12)
Portfolio turnover (%)                                              242            143

CLASS B SHARES PERIOD ENDED:                                     2-28-01(1)    2-28-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.62         $10.44
Net investment loss(2)                                            (0.06)         (0.17)
Net realized and unrealized loss                                  (4.20)         (1.96)
Total from investment operations                                  (4.26)         (2.13)
Less distributions
From net realized gain                                            (1.92)            --
Net asset value, end of period                                   $10.44          $8.31
Total return(3,4) (%)                                            (27.30)(5)     (20.40)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period                                           $16            $13
Ratio of expenses to average net assets (%)                        2.15(6)        2.15
Ratio of adjusted expenses to average net assets(7) (%)            3.29(6)        3.29
Ratio of net investment loss to average net assets (%)(6)         (1.62)(6)      (1.83)
Portfolio turnover (%)                                              242            143


16 FUND DETAILS

Financial highlights are unaudited

CLASS C SHARES  PERIOD ENDED:                                    2-28-01(1)    2-28-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                             $16.62         $10.44
Net investment loss(2)                                            (0.06)         (0.17)
Net realized and unrealized loss                                  (4.20)         (1.96)

Total from investment operations                                  (4.26)         (2.13)
Less distributions
From net realized gain                                            (1.92)            --
Net asset value, end of period                                   $10.44          $8.31
Total return(3,4) (%)                                            (27.30)(5)     (20.40)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period                                           $16            $13
Ratio of expenses to average net assets (%)                        2.15(6)        2.15
Ratio of adjusted expenses to average net assets(7) (%)            3.29(6)        3.29
Ratio of net investment loss to average net assets (%)(6)         (1.62)(6)      (1.83)
Portfolio turnover (%)                                              242            143

(1)   Began operations on 11-15-00.

(2)   Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)   Not annualized.

(6)   Annualized.

(7) Does not take into consideration expense reductions during the periods shown.



                                                                 FUND DETAILS 17

For more information

Two documents are available that offer further information on the John Hancock Focused Small Cap Growth Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

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                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      680PN 7/02

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST



                       Statement of Additional Information
                                  July 1, 2002


                      John Hancock Dividend Performers Fund
               John Hancock Focused Small Cap Growth Fund-Class I
            John Hancock Independence Diversified Core Equity Fund II


                 (each, a "Fund" and collectively, the "Funds")


This Statement of Additional Information provides information about the Funds in addition to the information that is contained in the current Prospectus.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                          John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                 1-888-972-8696

                                TABLE OF CONTENTS
                                                                            Page
   Organization of the Funds                                                  2
   Investment Objectives and Policies                                         2
   Investment Restrictions                                                   15
   Those Responsible for Management                                          17
   Investment Advisory and Other Services                                    27
   Distribution Contract                                                     31
   Sales Compensation                                                        31
   Net Asset Value                                                           32
   Additional Services and Programs                                          33
   Purchases and Redemptions Through Third Parties                           33
   Special Redemptions                                                       33
   Description of the Funds' Shares                                          33
   Tax Status                                                                35
   Calculation of Performance                                                39
   Brokerage Allocation                                                      41
   Transfer Agent Services                                                   44
   Custody of Portfolio                                                      44
   Independent Auditors                                                      44
   Appendix A--Description of Securities Ratings                            A-1
   Financial Statements                                                     F-1

ORGANIZATION OF THE FUNDS


Each Fund is a series of John Hancock Institutional Series Trust (the "Trust") an open-end investment management company organized as a Massachusetts business trust on October 31, 1994 under the laws of the Commonwealth of Massachusetts.

Focused Small Cap Growth Fund and Dividend Performers Fund are sometimes referred to herein collectively as the "John Hancock Series Funds." Independence Diversified Core Equity Fund II is sometimes referred to herein as the "Independence Fund." Prior to July 1, 2001, Focused Small Cap Growth Fund was called Small Capitalization Growth Fund.

The investment adviser of each Fund is John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

The investment sub-adviser of the Independence Fund is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.). Independence is sometimes referred to herein as the "Sub-Adviser." The Sub-Adviser is responsible for providing investment advice to the Independence Fund, subject to the review of the Trustees and overall supervision of the Adviser. Independence is an affiliate of the Life Company.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies as discussed in the Prospectus. There is no assurance that any Fund will achieve its investment objective.

Each Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.




For a further description of each Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Prospectus and "Investment Restrictions" in this Statement of Additional Information. Effective November 15, 2000, existing shares of Focused Small Cap Growth Fund were designated as "Class I" shares. Effective October 1, 1999, existing shares of Independence Diversified Core Equity Fund II were designated as "Class I" shares. See Appendix A to this Statement of Additional Information for a description of the quality categories of corporate bonds in which certain of the Funds may invest.

With respect to Dividend Performers Fund's investment policy of investing at least 80% of its Assets in "dividend performers", "Assets" means net asset plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

With respect to the Independence Fund's investment policy of investing at least 80% of its Assets in equity securities, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

With respect to Focused Small Cap Growth Fund's policy of investing at least 80% of its Assets in small capitalization companies, "Assets" means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

Common stocks. Dividend Performers Fund, Focused Small Cap Growth Fund and the Independence Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Under normal conditions, Dividend Performers Fund and Focused Small Cap Growth Fund will not invest in any debt securities. However, in abnormal conditions, Dividend Performers Fund and Focused Small Cap Growth Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less.) Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. Dividend Performers Fund, Focused Small Cap Growth Fund and the Independence Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Dividend Performers Fund and Focused Small Cap Growth Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.


Investments in Foreign Securities and Emerging Countries. Each of the Funds may invest in the securities of foreign issuers to the following extent:

o The Independence Fund and Dividend Performers Fund may invest in U.S. dollar denominated securities of foreign issuers and in American Depositary Receipts.

o Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs").


ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.


Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.


Foreign Currency Transactions. Focused Small Cap Growth Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

Focused Small Cap Growth Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.


Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by each Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, a Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of a Fund's total assets (including the amount borrowed) taken at market value. Each Fund will not use leverage to attempt to increase income. Each Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the

Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Options on Securities Indices. Dividend Performers Fund and Focused Small Cap Growth Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by a Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle a Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle a Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. A Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Each Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. Dividend Performers Fund and Focused Small Cap Growth Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. Dividend Performers Fund and Focused Small Cap Growth Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Dividend Performers Fund and Focused Small Cap Growth Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. Dividend Performers Fund and Focused Small Cap Growth Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, a Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. Dividend Performers Fund and Focused Small Cap Growth Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Dividend Performers Fund and Focused Small Cap Growth Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require a Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.


Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.


Warrants. Dividend Performers Fund and Focused Small Cap Growth Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. Each Fund may invest in government securities. However, under normal conditions, Dividend Performers Fund and Focused Small Cap Growth Fund will not invest in any debt securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. The Independence Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Independence Diversified Core Equity Fund II may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. Each Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.


Short-Term Trading. Short-term trading means the purchase and subsequent sale of security after it has been held for a relatively brief period of time. The Funds may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term turnover (100% or greater) involves correspondingly greater brokerage expenses. Each Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in the case of Focused Small Cap Growth Fund, in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. A Fund, other than Focused Small Cap Growth Fund, may not borrow money for the purpose of leveraging the Funds' assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. Focused Small Cap Growth Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. For each Fund with respect to 75% of total assets [see non-fundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

(c) Invest for the purpose of exercising control over or management of any company.

In addition:

(d) Dividend Performers Fund and Focused Small Cap Growth Fund may not make short sales.

(e) Dividend Performers Fund and Focused Small Cap Growth Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

(f) Dividend Performers Fund and Focused Small Cap Growth Fund may only purchase or sell stock index options, stock index futures, and stock index options on futures.

(g) Under normal conditions, Dividend Performers Fund and Focused Small Cap Growth Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

(h) Under normal conditions Dividend Performers Fund and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

(i) Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.


If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by a Fund's other investment policies and restrictions, a Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S.dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by the Trustees, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or Directors of the Funds' Adviser and/or the Subadviser, or officers and/or directors of the Funds' principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").



---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
---------------------------- ------------- ----------- ------------------------------------------------ ---------------
Independent Trustees
---------------------------- ------------- ----------- ------------------------------------------------ ---------------
James F. Carlin              Trustee       *1995       Chairman and CEO, Alpha Analytical               28
Born:  1940                                 1996       Laboratories (chemical analysis); Part Owner
                                            1995       and Treasurer, Lawrence Carlin Insurance
                                                       Agency, Inc. (since 1995); Part Owner and Vice
                                                       President, Mone Lawrence Carlin Insurance
                                                       Agency, Inc. (since 1996); Director/Treasurer,
                                                       Rizzo Associates (until 2000);  Chairman and
                                                       CEO, Carlin Consolidated, Inc.
                                                       (management/investments); Director/Partner,
                                                       Proctor Carlin & Co., Inc. (until 1999);
                                                       Trustee, Massachusetts Health and Education
                                                       Tax Exempt Trust; Director of the following:
                                                       Uno Restaurant Corp. (until 2001), Arbella
                                                       Mutual (insurance) (until 2000), HealthPlan
                                                       Services, Inc. (until 1999), Flagship
                                                       Healthcare, Inc. (until 1999), Carlin
                                                       Insurance Agency, Inc. (until 1999), Chairman,
                                                       Massachusetts Board of Higher Education (until
                                                       1999).

---------------------------- ------------- ----------- ------------------------------------------------ ---------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       18




---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
------------------------------- -------------- ----------- --------------------------------------------- ----------------
William H. Cunningham           Trustee        *1995       Former Chancellor, University of Texas        28
Born:  1944                                     1996       System and former President of the
                                                1995       University of Texas, Austin, Texas;
                                                           Chairman, IBT Technologies;
                                                           Director of the following: The
                                                           University of Texas Investment Management
                                                           Company (until 2000), Hire.com (since
                                                           2000), STC Broadcasting, Inc.
                                                           and Sunrise Television Corp.
                                                           (since 2000), Symtx, Inc. (since 2001),
                                                           Adorno/Rogers Technology, Inc.
                                                           (since 2001), Pinnacle Foods
                                                           Corporation (since 2000), rateGenius
                                                           (since 2000), LaQuinta Motor Inns,
                                                           Inc. (hotel management company)
                                                           (until 1998), Jefferson-Pilot
                                                           Corporation (diversified life
                                                           insurance company), New Century Equity
                                                           Holdings (formerly Billing Concepts)
                                                           (until 2001), eCertain (until
                                                           2001), ClassMap.com (until 2001), Agile
                                                           Ventures (until 2001), LBJ Foundation
                                                           (until 2000), Golfsmith
                                                           International, Inc. (until 2000), Metamor
                                                           Worldwide (until 2000), AskRed.com
                                                           (until 2001), Southwest Airlines
                                                           and Introgen; Advisory Director, Q
                                                           Investments; Advisory Director, Chase Bank
                                                           (formerly Texas Commerce Bank - Austin).

------------------------------- -------------- ----------- --------------------------------------------- ----------------
Ronald R. Dion                  Trustee        *1998       Chairman and Chief Executive Officer, R.M.    28
Born:  1946                                     1998       Bradley & Co., Inc.; Director, The New
                                                1998       England Council and Massachusetts
                                                           Roundtable; Trustee, North Shore Medical
                                                           Center; Director, BJ's Wholesale Club, Inc.
                                                           and a corporator of the Eastern Bank;
                                                           Trustee, Emmanuel College.

------------------------------- -------------- ----------- --------------------------------------------- ----------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       19




---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee

----------------------------- ------------- ----------- ---------------------------------------------- --------------
Charles L. Ladner             Trustee       *1995       Chairman and Trustee, Dunwoody Village, Inc.   28
Born:  1938                                  1996       (continuing care retirement community);
                                             1995       Senior Vice President and Chief Financial
                                                        Officer, UGI Corporation (Public Utility
                                                        Holding Company) (retired 1998); Vice
                                                        President and Director for AmeriGas, Inc.
                                                        (retired 1998); Director of AmeriGas
                                                        Partners, L.P. (until 1997)(gas
                                                        distribution); Director, EnergyNorth, Inc.
                                                        (until 1995); Director, Parks and History
                                                        Association (since 2001).

----------------------------- ------------- ----------- ---------------------------------------------- --------------
Steven Pruchansky             Trustee       *1995       Chairman and Chief Executive Officer, Mast     28
Born:  1944                                  1996       Holdings, Inc. (since 2000); Director and
                                             1995       President, Mast Holdings, Inc. (until 2000);
                                                        Managing Director, JonJames, LLC (real
                                                        estate)(since 2001); Director, First
                                                        Signature Bank & Trust Company (until 1991);
                                                        Director, Mast Realty Trust (until 1994);
                                                        President, Maxwell Building Corp. (until
                                                        1991).


----------------------------- ------------- ----------- ---------------------------------------------- --------------
Norman H. Smith               Trustee       *1995       Lieutenant General, United States Marine       28
Born:  1933                                  1996       Corps; Deputy Chief of Staff for Manpower
                                             1995       and Reserve Affairs, Headquarters Marine
                                                        Corps; Commanding General III Marine
                                                        Expeditionary Force/3rd Marine Division
                                                        (retired 1991).

----------------------------- ------------- ----------- ---------------------------------------------- --------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       20




---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
---------------------------- ------------- ----------- ----------------------------------------------- --------------
John P. Toolan               Trustee       *1995       Director, The Smith Barney Muni Bond Funds,     28
Born:  1930                                 1996       The Smith Barney Tax-Free Money Funds, Inc.,
                                            1995       Vantage Money Market Funds (mutual funds),
                                                       The Inefficient-Market Fund, Inc. (closed-end
                                                       investment company) and Smith Barney Trust
                                                       Company of Florida; Chairman, Smith Barney
                                                       Trust Company (retired 1991); Director, Smith
                                                       Barney, Inc., Mutual Management Company and
                                                       Smith Barney Advisers, Inc. (investment
                                                       advisers) (retired 1991); Senior Executive
                                                       Vice President, Director and member of the
                                                       Executive Committee, Smith Barney, Harris
                                                       Upham & Co., Incorporated (investment
                                                       bankers) (until 1991).

---------------------------- ------------- ----------- ----------------------------------------------- --------------
Interested Trustees
---------------------------- ------------- ----------- ----------------------------------------------- --------------
John M. DeCiccio (3)         Trustee       *2001       Executive Vice President and Chief Investment   59
Born:  1948                                 2001       Officer, John Hancock Financial Services,
                                            2001       Inc.; Director, Executive Vice President and
                                                       Chief Investment Officer, John Hancock Life
                                                       Insurance Company; Chairman of the Committee
                                                       of Finance of John Hancock Life Insurance
                                                       Company; Director, John Hancock Subsidiaries,
                                                       LLC, Hancock Natural Resource Group,
                                                       Independence Investment LLC, Independence
                                                       Fixed Income LLC, John Hancock Advisers, LLC
                                                       (the "Adviser") and The Berkeley Financial
                                                       Group, LLC ("The Berkeley Group"), John
                                                       Hancock Funds, LLC ("John Hancock Funds"),
                                                       Massachusetts Business Development
                                                       Corporation; Director, Insurance Agency, Inc.
                                                       (until 1999) and John Hancock Signature
                                                       Services, Inc.("Signature Services") (until
                                                       1997).

---------------------------- ------------- ----------- ----------------------------------------------- --------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       21




---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
--------------------------- -------------- ----------- -------------------------------------------------- ------------------
Maureen R. Ford (3)         Trustee,       *2000       Executive Vice President, John Hancock Financial   59
Born:  1955                 Chairman,       2000       Services, Inc., John Hancock Life Insurance
                            President       2000       Company; Chairman, Director, President and Chief
                            and Chief                  Executive Officer, the Advisers and The Berkeley
                            Executive                  Group; Chairman, Director and Chief Executive
                            Officer                    Officer, John Hancock Funds, Chairman, Director
                                                       and President, Insurance Agency, Inc; Chairman,
                                                       Director and Chief Executive Officer, Sovereign
                                                       Asset Management Corporation ("SAMCorp.");
                                                       Director, Independence Investment LLC,
                                                       Independence Fixed Income LLC and Signature
                                                       Services, Inc.; Senior Vice President,
                                                       MassMutual Insurance Co. (until 1999); Senior
                                                       Vice President, Connecticut Mutual Insurance Co.
                                                       (until 1996).

--------------------------- -------------- ----------- -------------------------------------------------- ------------------
Principal Officers who
are not Trustees
--------------------------- -------------- ----------- -------------------------------------------------- ------------------
William L. Braman           Executive      *2000       Executive Vice President and Chief Investment      N/A
Born:  1953                 Vice            2000       Officer, the Adviser and each of the John
                            President       2000       Hancock funds; Director, SAMCorp., Executive
                            and Chief                  Vice President and Chief Investment Officer,
                            Investment                 Baring Asset Management, London U.K. (until
                            Officer                    2000).

--------------------------- -------------- ----------- -------------------------------------------------- ------------------
Richard A. Brown            Senior Vice    *2000       Senior Vice President, Chief Financial Officer     N/A
Born:  1949                 President       2000       and Treasurer, the Adviser, John Hancock Funds,
                            and Chief       2000       and The Berkeley Group;  Second Vice President
                            Financial                  and Senior Associate Controller, Corporate Tax
                            Officer                    Department, John Hancock Financial Services,
                                                       Inc. (until 2001).

--------------------------- -------------- ----------- -------------------------------------------------- ------------------
Thomas H. Connors           Vice           *1995       Vice President and Compliance Officer, the         N/A
Born:  1959                 President       1996       Adviser and each of the John Hancock funds; Vice
                            and             1995       President, John Hancock Funds.
                            Compliance
                            Officer

--------------------------- -------------- ----------- -------------------------------------------------- ------------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       22




---------------------------- ------------- ----------- ------------------------------------------------ ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s)   Trustee/                                                     Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                Overseen by
And Age                      Funds         Since(2)    Directorships During Past 5 Years                Trustee
--------------------------- -------------- -------------- -------------------------------------------- --------------
William H. King             Vice           *1995          Vice President and Assistant Treasurer,      N/A
Born:  1952                 President       1996          the Adviser; Vice President and Treasurer
                            and Treasurer   1995          of each of the John Hancock
                                                          funds; Assistant Treasurer of each of
                                                          the John Hancock funds (until 2001).

--------------------------- -------------- -------------- -------------------------------------------- --------------
Susan S. Newton             Senior Vice    *1995          Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,      1996          Legal Officer, SAMCorp., the Adviser and
                            Secretary       1995          each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.

--------------------------- -------------- -------------- -------------------------------------------- --------------

 *  Dividend Performers Fund, Focused Small Cap Growth Fund and Independence
    Diversified Core Equity Fund II, respectively.
(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

The Funds' Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Carlin, Ladner and Toolan. The Audit Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended February 28, 2002.

The Administration Committee's members are all of the Independent Trustees of the Funds. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Funds. The Administration Committee held four meetings during the fiscal year ended February 28, 2002.

The Contracts/Operations Committee members are Messrs. Cunningham and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended February 28, 2002.

The Investment Performance Committee consists of Messrs. Dion and Smith. The Investment Performance Committee monitors and analyzes the performance of the Funds generally, consults with the adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended February 28, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

--------------------------------------------------------------------------------
                             Dollar Range of          Aggregate Dollar Range of
                             Fund Shares Owned        holdings in John Hancock
Name of Trustee              by Trustee               funds Overseen by Trustee
--------------------------------------------------------------------------------
Independent  Trustees
--------------------------------------------------------------------------------
James F. Carlin              None                     $10,001-$50,000
--------------------------------------------------------------------------------
William H. Cunningham        None                     $10,001-$50,000
--------------------------------------------------------------------------------
Ronald R. Dion               None                     Over $100,000
--------------------------------------------------------------------------------
Charles L. Ladner            None                     Over $100,000
--------------------------------------------------------------------------------
Steven R. Pruchansky         None                     Over $100,000
--------------------------------------------------------------------------------
Norman H. Smith              None                     Over $100,000
--------------------------------------------------------------------------------
John P. Toolan               None                     $50,001-$100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio             None                     Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford              None                     Over $100,000
--------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Funds and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                   Total Compensation from all
                          Aggregate Compensation   Funds in John Hancock Fund
Trustees                  from the Funds(1)        Complex to Trustees (2)
--------                  -----------------        ---------------------------

James F. Carlin                $ 743                         $ 75,000
William H. Cunningham*           709                           72,100
Ronald R. Dion*                  743                           75,000
Charles L. Ladner                745                           75,100
Steven R. Pruchansky*            708                           72,000
Norman H. Smith*                 779                           78,000
John P. Toolan*                  708                           72,000
                            --------                       ----------
Total                         $5,135                         $519,200

      (1)    Compensation is for the fiscal year ended February 28, 2002.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2001. As of that date, there were sixty-six funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty six funds.

      (*) As of December 31, 2001, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $540,844, for Mr. Dion was $112,044, for Ms. McCarter was $147,567 (resigned as of October 1, 1998), for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of June 3, 2002, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of each of the Funds. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of each Fund.


                                                                             Percentage of Total
Name and Address of Shareholder         Funds                                Outstanding Shares
-------------------------------         -----                                ------------------


Northern Trust                          Independence Diversified Core              17.32%
FBO AM Castle and Co Pension Plan       Equity Fund II
P.O. Box 92956
Chicago IL 60675-2956

Miter & Co FBO 74                       Independence Diversified Core              12.16%
P.O. Box 2977                           Equity Fund II
Milwaukee WI  53201-2977

NABANK                                  Independence Diversified Core              9.76%
Dave Dooling                            Equity Fund II
P.O. Box 2180
Tulsa OK  74101-2180

Peter Kamin                             Independence Diversified Core              8.67%
Knowles Electronics Inc.                Equity Fund II
Pension Trust
1151 Maplewood Drive
Itasca IL 60143-2058

Wendel & Co. A/C 529160                 Independence Diversified Core              5.98%
C/o The Bank of New York                Equity Fund II
Mutual Fund Reorg Dept
PO Box 1066 Wall St Station
New York NY 10268-1066

Jupiter and Co                          Independence Diversified Core              5.13%
C/o Investors Bank and Trust            Equity Fund II
PO Box 9130 FPG 90
Boston MA


                                       25



                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------

Sterling Trust Company                              Independence Diversified Core                 5.09%
FBO The Investment Incentive Plan                   Equity Fund II
1380 Lawrence St Ste 1400
Denver CO 80204-2060

Sterling Trust Company                              Dividend Performers                          66.55%
FBO The Investment Incentive Plan
138 Lawrence St Ste 1400
Denver CO 80204-2060

The Chase Manhattan Bank                            Dividend Performers                          16.73%
FBO ZAPCO
Attn: Alfia Monastra
450 West 33rd Street 15th Floor
New York NY  10001

Sterling Trust Company                              Dividend Performers                          14.47%
FBO Savings Plan for Employees of Texon USA
1380 Lawrence Street Ste1400
Denver CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth                     41.52%
FBO The Investment Incentive Plan                   Fund-Class I
138 Lawrence St Ste 1400
Denver CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth Fund                16.70%
FBO Cape Ann Local Lodge #2654                      -Class I
401K Plan
1380 Lawrence Street Ste 1400
Denver CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth                     10.39%
FBO ACP-ASIM A                                      Fund-Class I
1380 Lawrence Street Ste 1400
Denver CO 80204-2060

The Chase Manhattan Bank                            Focused Small Cap Growth                      9.12%
FBO Zapco                                           Fund-Class I
Attn: Alfia Monastra
450 West 33rd Street 15th Floor
New York, NY 10001-2697


                                       26



                                                                                         Percentage of Total
Name and Address of Shareholder                     Fund                                 Outstanding Shares
-------------------------------                     ----                                 ------------------

Sterling Trust Company                              Focused Small Cap Growth                      6.21%
FBO Manistique Papers, Inc. 401K                    Fund-Class I
1380 Lawrence Street Ste 1400
Denver CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth                      5.77%
FBO Sealol, Inc. Retirement and 401K                Fund-Class I
1380 Lawrence Street Ste 1400
Denver, CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth                      5.27%
FBO Chautauqua Airlines, Inc. 401K                  Fund-Class I
1380 Lawrence Street Ste 1400
Denver CO 80204-2060

Sterling Trust Company                              Focused Small Cap Growth                      5.02%
FBO ACP-ASIM B                                      Fund-Class I
1380 Lawrence Street Ste 1400
Denver CO 80204-2060


Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $28 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

Each Fund has entered into an investment management contract (the "Advisory Agreements") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

With respect to the Independence Fund, the Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC. ("Independence" and the "Sub-Adviser) (formerly Independence Investment Associates, Inc.) Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

Under the Sub-Advisory Agreement, the Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the Independence Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses or redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders, meetings; trade association membership; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreements, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund.


Funds                                                  Rate
-----                                                  ----

Dividend Performers Fund   .60% of average daily net assets up to $500 million
                           .55% of such assets in excess of $500 million

Focused Small Cap Growth
 Fund                      .80% of average daily net assets

Independence Diversified
 Core Equity Fund II       .50% of the average daily net assets up to $1 billion
                           .45% of such assets in excess of $1 billion

The advisory fees paid by Focused Small Cap Growth Fund are greater than those paid by most funds. Due to the added complexity of managing funds with investment strategies similar to Focused Small Cap Growth Fund, advisory fees of similar funds tend to be higher than those paid by most funds.

Under the Sub-Advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the Sub-Adviser. Sub-Advisory fees are paid at the following rates:
Independence Diversified Core Equity Fund II, 75% of the advisory fee payable on the Fund's average daily net assets. With respect to Independence Diversified Core Equity Fund II, prior to June 7, 2002, the Adviser (not the Fund) paid Sub-Advisory fees at the following rate: 80% of the advisory fee payable on the Fund's average daily net assets.

For the period ended February 29, 2000, the Adviser waived the entire investment management fee for the Focused Small Cap Growth Fund. For the period ended February 29, 2000, the Adviser received $42,132 and $2,710,449 after expense limitation from Dividend Performers Fund and Independence Diversified Core Equity Fund II, respectively.

For the period ended February 28, 2001, the Adviser waived the entire investment management fee for Focused Small Cap Growth Fund. For the period ended February 28, 2001, the Adviser received $29,197 and $1,707,364 after expense limitation from Dividend Performers Fund and Independence Diversified Core Equity Fund II, respectively.

For the period ended February 28, 2002, the Adviser waived the entire investment management fee for the Focused Small Cap Growth Fund and Dividend Performers Fund. For the period ended February 28, 2002, the Adviser received $588,262 after expense limitation from Independence Diversified Core Equity Fund II.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit the Funds' expenses as follows: Dividend Performers Fund 0.70% and Focused Small Cap Growth Fund (excluding transfer agent expenses) 0.85%.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for a Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


Pursuant to each Advisory Agreement, where applicable, Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreement.

Under each Advisory Agreement, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of the Independence Fund, the Independence Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


Board Review of Investment Advisory Agreements Each Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser (and Sub-adviser with respect to the Independence Fund) and determining whether to approve and renew the Fund's Advisory Agreement (and Sub-advisory Agreement for the Independence Fund). The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. Each Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract or sub-advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-adviser; (2) the investment performance of the Fund's assets managed by the Adviser or Sub-adviser; (3) the fair market value of the services provided by the Adviser or Sub-adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the Adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

Dividend Performers Fund: The primary factors underlying the Board's decision to renew the Dividend Performers Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional large-cap funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.
o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

Focused Small Cap Growth Fund: The primary factors underlying the Board's decision to renew the Focused Small Cap Growth Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional small cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.
o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

Independence Diversified Core Equity Fund II The primary factors underlying the Board's decision to renew the Independence Diversified Core Equity Fund II 's Advisory Agreement and Sub-Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's and Sub-Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional large-cap funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.
o The Board evaluated the Adviser's and Sub-Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser and Sub-Adviser.

Each Advisory Agreement, the Sub-Advisory Agreement and the Distribution Agreement (discussed below) will continue in effect from year to year if approved by either the vote of the Funds' shareholders or the Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" of any such party, cast at a meeting called for such purposes. These Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Funds paid the Adviser the following for services under this
Agreement: Independence Diversified Core Equity Fund II $98,578, $64,547 and $24,308, Dividend Performers Fund $3,096, $2,436 and $1,107 and Focused Small Cap Growth Fund $752, $1,491 and $984.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

Each Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.


SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Funds. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing the net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. Each Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing and/or distribution services they provide with respect to the underlying Fund shares. John Hancock Funds, LLC (the Fund's principal distributor), is responsible for paying these fees.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUNDS' SHARES


The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of three series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. Effective October 1, 1999, existing shares of Independence Diversified Core Equity Fund II were designated "Class I" shares. Effective November 15, 2000, the Trustees authorized the issuance of Class A, Class B, and Class C shares for Focused Small Cap Growth Fund. Existing shares of Focused Small Cap Growth Fund were designated "Class I" shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A Fund reserves the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends, under normal circumstances, to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

If a Fund invests (either directly or through depository receipts such as ADRs, GDRs or EDRs) in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their respective shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadviser and whether the Adviser and the Subadviser believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege), in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. Although each Fund's present intention is to distribute all net capital gains, if any, the Fund will not in any event distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by such Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, each Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains of that Fund, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. As of February 28, 2002, Focused Small Cap Growth Fund had capital loss carryforwards which expire as follows: $332,423 on February 28, 2009 and $2,211,877 on February 28, 2010. The remaining Funds do not have any capital loss carryforwards.


For purposes of dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Each Fund that invests in securities of foreign issuers may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. With respect to each Fund, because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Funds will not be able to pass such taxes through to their shareholders, who in consequence will not include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, such Funds will be entitled to deduct such taxes in determining the amounts they must distribute in order to avoid Federal income tax.

Each Fund that invests in zero coupon securities or certain PIK or increasing rate securities and any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) accrues income on such securities prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions, may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. Each Fund must distribute, at least annually, all or substantially all of its net income and net capital gains, including such accrued income or gain, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow cash, to satisfy these distribution requirements.


The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are or may be unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

With respect to each Fund that may enter into foreign currency positions, forwards, futures and options transactions, limitations imposed by the Code on regulated investment companies may restrict the Funds' ability to enter into options, futures, foreign currency positions, and forward foreign currency contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, futures contract, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. A Fund will also take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequence.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.


Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to a non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file to back up withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.


The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:
           P=    a hypothetical initial payment of $1,000.
           T=    average annual total return
           n=    number of years
         ERV=    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).


The average annual total return for the 1 year and 5 year periods and for the life of each Fund for the period ended February 28, 2002 is as follows:



                                                 One Year Ended          Five Years Ended                  Commencement of
                                               February 28, 2002         February 28, 2002         Operations to February 28, 2002
                                               -----------------         -----------------         -------------------------------
Dividend Performers Fund                             (6.93%)                   7.87%                         11.88%  (a)
Focused Small Cap Growth Fund                       (19.92%)                   4.58%                          5.45%  (b)
Independence  Diversified Core Equity Fund II        (8.46%)                   7.63%                         12.76%  (c)

  (a) Commencement of operations, March 30, 1995.
  (b) From commencement of operations, May 2, 1996.
  (c) Commencement of operations, March 10, 1995.

Each Fund discloses average annual total returns after taxes for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
       ATVD=      ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-year, 5-year, or 10-year periods
                  (or fractional portion) after taxes
                  on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:
            P=        a hypothetical initial payment of $1,000.
            T=        average annual total return (after taxes on distributions
                      and redemption).
            n=        number of years.
        ATVDR=        ending value of a hypothetical $1,000 payment made at
                      the beginning of the 1-year, 5-year or 10-year periods
                      (or fractional portion), after taxes on fund distributions and redemption.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.


The Funds may advertise yield, where appropriate. A Fund's yield is computed by dividing its net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:


                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:
         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV).

From time to time, in reports and promotional literature, a Fund's total return will be ranked or compared to indices of mutual funds and bank deposit vehicles. Such indices may include Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States, as well as those published by Frank Russell, Callan Associates, Wilshire Associates and SEI.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, and Barron's, Pensions & Investments and Institutional Investor may also be utilized. The Funds' promotional and sales literature may make reference to a Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of any Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities of the Funds are made by officers of the Adviser pursuant to recommendations made by an investment policy committee of the Adviser, which consists of officers and directors of the Adviser, Subadviser (if applicable), officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser or Subadviser (if applicable), and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2002, Dividend Performers Fund, Focused Small Cap Growth and Independence Diversified Core Equity Fund II paid commissions in the amount of $5,696, $4,654 and $46,740, respectively to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.


Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by each Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser's officers, in connection with the Subadviser (if applicable), will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Trustees. For the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Funds paid negotiated brokerage commissions in the amount as follows: Independence Diversified Core Equity Fund II $711,968, $472,531 and $39,262, Dividend Performers Fund $22,210, $24,294 and $9,494 and
Focused Small Cap Growth Fund $9,166, $16,301 and $8,844, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Funds did not execute any portfolio transactions with Affiliated Brokers.




Signator may act as broker for the Funds on securities or commodities exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the Subadviser (if applicable) or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the Subadviser (if applicable), have, as investment advisers to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. Each Fund pays Signature Services a fee of 0.05% of its average daily net assets plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between each Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A
----------

Description of Securities Ratings1

Moody's Investors Service, Inc.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

------------------------------
1 The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by the following characteristics:

         _     Leading market positions in well established industries.

         _     High rates of return on funds employed.

         _ Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         _ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         _ Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

********

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholders for the year ended February 28, 2002; (filed electronically on April 29, 2002, accession number 0000928816-02-000345) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Institutional Series Trust (file nos. 33-86102 and 811-8852).

JohnHancock Institutional Series Trust

    John Hancock Active Bond Fund
    John Hancock Dividend Performers Fund
    John Hancock Medium Capitalization Growth Fund
    John Hancock Small Cap Equity Fund Y
    John Hancock Focused Small Cap Growth Fund
    John Hancock International Equity Fund
    John Hancock Independence Diversified Core Equity Fund II
    John Hancock Independence Medium Capitalization Fund
    John Hancock Independence Balanced Fund

    Statement of Assets and Liabilities as of February 28, 2002 (audited). Statement of Operations for the year ended February 28, 2002 (audited). Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2002 (audited).
    Financial Highlights for each of the 5 years in the period ended February
      28, 2002 (audited).
    Schedule of Investments as of February 28, 2002 (audited).
    Notes to Financial Statements.
    Report of Independent Auditors.

                   JOHN HANCOCK FOCUSED SMALL CAP GROWTH FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                  July 1, 2002

This Statement of Additional Information provides information about John Hancock Focused Small Cap Growth Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, Class B and Class C shares (the "Prospectus") and in the Fund's current Institutional Prospectus (the "Prospectuses"). The Fund is a diversified series of John Hancock Institutional Series Trust (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
Organization of the Fund................................................       2
Investment Objective and Policies.......................................       2
Investment Restrictions.................................................      13
Those Responsible for Management........................................      17
Investment Advisory and Other Services.................................      .25
Distribution Contracts..................................................      28
Sales Compensation......................................................      29
Net Asset Value.........................................................      32
Initial Sales Charge on Class A and Class C Shares......................      32
Deferred Sales Charge on Class B and Class C Shares.....................      35
Special Redemptions.....................................................      39
Additional Services and Programs........................................      39
Purchases and Redemptions through Third Parties.........................      41
Description of the Fund's Shares........................................      41
Tax Status..............................................................      43
Calculation of Performance..............................................      47
Brokerage Allocation....................................................      50
Transfer Agent Services.................................................      53
Custody of Portfolio....................................................      53
Independent Auditors....................................................      53
Appendix A- Description of Investment Risk..............................     A-1
Appendix B-Description of Bond Ratings..................................     B-1
Financial Statements....................................................     F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to July 1, 2001, the Fund was called John Hancock Small Capitalization Growth Fund.


The investment adviser of the Fund is John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies as discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is nonfundamental and may be changed without shareholder approval. There is no assurance that the Fund will achieve its investment objective. Class I shares of the Fund are discussed in a separate Statement of Additional Information.

The Fund seeks long-term growth of capital. The Fund's performance and risk profile benchmark is the Russell 2000 Growth Index which is comprised of stocks of companies with a greater-than-average growth orientation and represents a universe of stocks from which growth managers typically select.

The Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


With respect to the Fund's policy of investing at least 80% of its Assets in small capitalization companies, "Assets" means net asses plus the amount of any borrowings for investment purposes. Also, with respect to this 80% policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.


For a further description of the Fund's investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the Fund's Prospectus and "Investment Restrictions" in this Statement of Additional Information.

Common stocks. The Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt Securities. Under normal conditions, the Fund will not invest in any debt securities. However, in abnormal conditions, the Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less). Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment in Foreign Securities. The Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial inability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities Indices. The Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, the Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. The Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Warrants. The Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. The Fund may invest in government securities. However, under normal conditions, the Fund will not invest in any debt securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, the Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. The Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. The Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. With respect to 75% of the Fund's total assets, [see non-fundamental investment restriction (e)] purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities), if:

         (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

a. Purchase a security if, as a result, (I) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

b. Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

c. Invest for the purpose of exercising control over or management of any company.

In addition, the Fund:

d.       May not make short sales.

e. May not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

f. May only purchase or sell stock index options, stock index futures and stock index options on futures.

g. May not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

h. Will not, under normal conditions, invest in any debt securities. However, in abnormal conditions, the fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

i. May invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stock, preferred stocks, warrants, ADRs, GDRs and EDRs.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or directors of the Fund's Adviser and/or Subadviser, or officers and/or directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
---------------------------- ----------- ----------- -------------------------------------------------- ---------------
Independent Trustees
---------------------------- ----------- ----------- -------------------------------------------------- ---------------
James F. Carlin              Trustee     1996        Chairman and CEO, Alpha Analytical Laboratories    28
Born:  1940                                          (chemical analysis); Part Owner and Treasurer,
                                                     Lawrence Carlin Insurance Agency, Inc. (since
                                                     1995); Part Owner and Vice President, Mone
                                                     Lawrence Carlin Insurance Agency, Inc. (since
                                                     1996); Director/Treasurer, Rizzo Associates
                                                     (until 2000);  Chairman and CEO, Carlin
                                                     Consolidated, Inc. (management/investments);
                                                     Director/Partner, Proctor Carlin & Co., Inc.
                                                     (until 1999); Trustee, Massachusetts Health and
                                                     Education Tax Exempt Trust; Director of the
                                                     following:  Uno Restaurant Corp. (until 2001),
                                                     Arbella Mutual (insurance) (until 2000),
                                                     HealthPlan Services, Inc. (until 1999), Flagship
                                                     Healthcare, Inc. (until 1999), Carlin Insurance
                                                     Agency, Inc. (until 1999), Chairman,
                                                     Massachusetts Board of Higher Education (until
                                                     1999).

---------------------------- ----------- ----------- -------------------------------------------------- ---------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       17




---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
----------------------------- --------------- ------------ ----------------------------------------------- ------------------
----------------------------- --------------- ------------ ----------------------------------------------- ------------------
William H. Cunningham         Trustee         1996         Former Chancellor, University of Texas System   28
Born:  1944                                                and former President of the University of
                                                           Texas, Austin, Texas; Chairman, IBT
                                                           Technologies; Director of the
                                                           following: The University of Texas
                                                           Investment Management Company (until 2000),
                                                           Hire.com (since 2000), STC
                                                           Broadcasting, Inc. and Sunrise
                                                           Television Corp. (since 2000), Symtx,
                                                           Inc. (since 2001), Adorno/Rogers
                                                           Technology, Inc. (since 2001),
                                                           Pinnacle Foods Corporation (since
                                                           2000), rateGenius (since 2000),
                                                           LaQuinta Motor Inns, Inc. (hotel
                                                           management company)(until 1998),
                                                           Jefferson-Pilot Corporation
                                                           (diversified life insurance company),
                                                           New Century Equity Holdings (formerly
                                                           Billing Concepts)(until 2001),
                                                           eCertain (until 2001), ClassMap.com
                                                           (until 2001), Agile Ventures (until
                                                           2001), LBJ Foundation (until 2000),
                                                           Golfsmith International, Inc.
                                                           (until 2000), Metamor Worldwide (until
                                                           2000), AskRed.com (until 2001),
                                                           Southwest Airlines and Introgen;
                                                           Advisory Director, Q Investments; Advisory
                                                           Director, Chase Bank (formerly Texas
                                                           Commerce Bank - Austin).

----------------------------- --------------- ------------ ----------------------------------------------- ------------------
Ronald R. Dion                Trustee         1998         Chairman and Chief Executive Officer, R.M.      28
Born:  1946                                                Bradley & Co., Inc.; Director, The New
                                                           England Council and Massachusetts Roundtable;
                                                           Trustee, North Shore Medical Center;
                                                           Director, BJ's Wholesale Club, Inc. and a
                                                           corporator of the Eastern Bank; Trustee,
                                                           Emmanuel College.

----------------------------- --------------- ------------ ----------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       18




---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
----------------------------- ------------- ----------- ---------------------------------------------- --------------
----------------------------- ------------- ----------- ---------------------------------------------- --------------
Charles L. Ladner             Trustee       1996        Chairman and Trustee, Dunwoody Village, Inc.   28
Born:  1938                                             (continuing care retirement community);
                                                        Senior Vice President and Chief Financial
                                                        Officer, UGI Corporation (Public Utility
                                                        Holding Company) (retired 1998); Vice
                                                        President and Director for AmeriGas, Inc.
                                                        (retired 1998); Director of AmeriGas
                                                        Partners, L.P. (until 1997)(gas
                                                        distribution); Director, EnergyNorth, Inc.
                                                        (until 1995); Director, Parks and History
                                                        Association (since 2001).

----------------------------- ------------- ----------- ---------------------------------------------- --------------
Steven Pruchansky             Trustee       1996        Chairman and Chief Executive Officer, Mast     28
Born:  1944                                             Holdings, Inc. (since 2000); Director and
                                                        President, Mast Holdings, Inc. (until 2000);
                                                        Managing Director, JonJames, LLC (real
                                                        estate)(since 2001); Director, First
                                                        Signature Bank & Trust Company (until 1991);
                                                        Director, Mast Realty Trust (until 1994);
                                                        President, Maxwell Building Corp. (until
                                                        1991).


----------------------------- ------------- ----------- ---------------------------------------------- --------------
Norman H. Smith               Trustee       1996        Lieutenant General, United States Marine       28
Born:  1933                                             Corps; Deputy Chief of Staff for Manpower
                                                        and Reserve Affairs, Headquarters Marine
                                                        Corps; Commanding General III Marine
                                                        Expeditionary Force/3rd Marine Division
                                                        (retired 1991).

----------------------------- ------------- ----------- ---------------------------------------------- --------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       19




---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
------------------------- -------------- ----------- --------------------------------------------------- ----------------
------------------------- -------------- ----------- --------------------------------------------------- ----------------
John P. Toolan            Trustee        1996        Director, The Smith Barney Muni Bond Funds, The     28
Born:  1930                                          Smith Barney Tax-Free Money Funds, Inc., Vantage
                                                     Money Market Funds (mutual funds), The
                                                     Inefficient-Market Fund, Inc. (closed-end
                                                     investment company) and Smith Barney Trust
                                                     Company of Florida; Chairman, Smith Barney Trust
                                                     Company (retired 1991); Director, Smith Barney,
                                                     Inc., Mutual Management Company and Smith Barney
                                                     Advisers, Inc. (investment advisers) (retired
                                                     1991); Senior Executive Vice President, Director
                                                     and member of the Executive Committee, Smith
                                                     Barney, Harris Upham & Co., Incorporated
                                                     (investment bankers) (until 1991).

------------------------- -------------- ----------- --------------------------------------------------- ----------------
 Interested Trustees
------------------------- -------------- ----------- --------------------------------------------------- ----------------
John M. DeCiccio (3)      Trustee        2001        Executive Vice President and Chief Investment       59
Born:  1948                                          Officer, John Hancock Financial Services, Inc.;
                                                     Director, Executive Vice President and Chief
                                                     Investment Officer, John Hancock Life Insurance
                                                     Company; Chairman of the Committee of Finance of
                                                     John Hancock Life Insurance Company; Director, John
                                                     Hancock Subsidiaries, LLC, Hancock Natural Resource
                                                     Group, Independence Investment LLC,
                                                     Independence Fixed Income LLC, John Hancock Advisers,
                                                     LLC (the "Adviser") and The Berkeley Financial Group,
                                                     LLC ("The Berkeley Group"), John Hancock Funds, LLC
                                                     ("John Hancock Funds"), Massachusetts Business
                                                     Development Corporation; Director, Insurance Agency,
                                                     Inc. (until 1999) and John Hancock Signature Services,
                                                     Inc.("Signature Services") (until 1997).

------------------------- -------------- ----------- --------------------------------------------------- ----------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       20




---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
------------------------- ---------------- ----------- ------------------------------------------------------- ------------------
Maureen R. Ford (3)       Trustee,         2000        Executive Vice President, John Hancock Financial        59
Born:  1955               Chairman,                    Services, Inc., John Hancock Life Insurance Company;
                          President and                Chairman, Director, President and Chief Executive
                          Chief                        Officer, the Advisers and The Berkeley Group;
                          Executive                    Chairman, Director and Chief Executive Officer, John
                          Officer                      Hancock Funds, Chairman, Director and President,
                                                       Insurance Agency, Inc; Chairman, Director and Chief
                                                       Executive Officer, Sovereign Asset Management
                                                       Corporation ("SAMCorp."); Director, Independence
                                                       Investment LLC, Independence Fixed Income LLC and
                                                       Signature Services, Inc.; Senior Vice President,
                                                       MassMutual Insurance Co. (until 1999); Senior Vice
                                                       President, Connecticut Mutual Insurance Co. (until
                                                       1996).

------------------------- ---------------- ----------- ------------------------------------------------------- ------------------
Principal Officers who
are not Trustees
------------------------- ---------------- ----------- ------------------------------------------------------- ------------------
William L. Braman         Executive Vice   2000        Executive Vice President and Chief Investment           N/A
Born:  1953               President and                Officer, the Adviser and each of the John Hancock
                          Chief                        funds; Director, SAMCorp., Executive Vice President
                          Investment                   and Chief Investment Officer, Baring Asset
                          Officer                      Management, London U.K. (until 2000).

------------------------- ---------------- ----------- ------------------------------------------------------- ------------------
Richard A. Brown          Senior Vice      2000        Senior Vice President, Chief Financial Officer and      N/A
Born:  1949               President and                Treasurer, the Adviser, John Hancock Funds, and The
                          Chief                        Berkeley Group;  Second Vice President and Senior
                          Financial                    Associate Controller, Corporate Tax Department, John
                          Officer                      Hancock Financial Services, Inc. (until 2001).

------------------------- ---------------- ----------- ------------------------------------------------------- ------------------
Thomas H. Connors         Vice President   1996        Vice President and Compliance Officer, the Adviser      N/A
Born:  1959               and Compliance               and each of the John Hancock funds; Vice President,
                          Officer                      John Hancock Funds.

------------------------- ---------------- ----------- ------------------------------------------------------- ------------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.


                                       21




---------------------------- ----------- ----------- -------------------------------------------------- ---------------

                                                                                                        Number of
                                                                                                        John Hancock
                             Position(s) Trustee/                                                       Funds
Name, Address (1)            Held with   Officer     Principal Occupation(s) and other                  Overseen by
And Age                      Funds       Since(2)    Directorships During Past 5 Years                  Trustee
--------------------------- -------------- -------------- -------------------------------------------- --------------
--------------------------- -------------- -------------- -------------------------------------------- --------------
William H. King             Vice           1996           Vice President and Assistant Treasurer,      N/A
Born:  1952                 President                     the Adviser; Vice President and Treasurer
                            and                           Treasurer of each of the John Hancock
                                                          funds; Assistant Treasurer of each of
                                                          the John Hancock funds (until 2001).

--------------------------- -------------- -------------- -------------------------------------------- --------------
Susan S. Newton             Senior Vice    1996           Senior Vice President, Secretary and Chief   N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.

--------------------------- -------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and interested Trustees and officers is 101
    Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and/or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Carlin, Ladner and Toolan. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended February 28, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended February 28, 2002.

The Contracts/Operations Committee members are Messrs. Cunningham and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended February 28, 2002.

The Investment Performance Committee consists of Messrs. Dion and Smith. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended February 28, 2002.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

--------------------------------------------------------------------------------
                               Dollar Range of        Aggregate Dollar Range of
                               Fund Shares Owned      holdings in John Hancock
Name of Trustee                by Trustee             funds Overseen by Trustee
--------------------------------------------------------------------------------
        Independent Trustees
--------------------------------------------------------------------------------
James F. Carlin                None                   $10,001-$50,000
--------------------------------------------------------------------------------
William H. Cunningham          None                   $10,001-$50,000
--------------------------------------------------------------------------------
Ronald R. Dion                 None                   Over $100,000
--------------------------------------------------------------------------------
Charles L. Ladner              None                   Over $100,000
--------------------------------------------------------------------------------
Steven R. Pruchansky           None                   Over $100,000
--------------------------------------------------------------------------------
Norman H. Smith                None                   Over $100,000
--------------------------------------------------------------------------------
John P. Toolan                 None                   $50,001-$100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Interested Trustees
--------------------------------------------------------------------------------
John M. DeCiccio               None                   Over $100,000
--------------------------------------------------------------------------------
Maureen R. Ford                None                   Over $100,000
--------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                  Total Compensation from
                         Aggregate Compensation   all Funds in John Hancock Fund
Trustees                 from the Fund(1)         Complex to Trustees (2)
--------                 ----------------         ------------------------------

James F. Carlin               $ 743                      $ 75,000
William H. Cunningham*          709                        72,100
Ronald R. Dion*                 743                        75,000
Charles L. Ladner               745                        75,100
Steven R. Pruchansky*           708                        72,000
Norman H. Smith*                779                        78,000
John P. Toolan*                 708                        72,000
                           --------                    ----------
Total                        $5,135                      $519,200

      (1)    Compensation is for the fiscal year ended February 28, 2002.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2001 As of that date, there were sixty-six funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty six funds.

      (*) As of December 31, 2001, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $540,844, for Mr. Dion was $112,044, for Ms. McCarter was $147,567 (resigned as of October 1, 1998) for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


As of June 3, 2002, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund. As of that date John Hancock Advisers, LLC owned 100% of Class A, Class B and Class C shares. To the knowledge of the Trust, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $28 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage equal on an annual basis to 0.80% of the average of the daily net assets of the Fund.


The advisory fees paid by the Fund are greater than those paid by most funds, but they are comparable to those paid by many investment companies with similar investment objectives and policies.

For the years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Adviser waived the entire investment management fee for the Fund.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent expenses) to 0.85% of the Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the applicable Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Board Review of Investment Advisory Agreements The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract or sub-advisory contract, the Board takes into account numerous factors, including:
(1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund's assets managed by the Adviser; (3) the fair market value of the services provided by the Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the Adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable institutional small cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.
o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.
o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended February 29, 2000, February 28, 2001 and February 28, 2002, the Fund paid the Adviser $752 , $1,491 and $984, respectively, for services under this Agreement.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


There were no underwriting commissions for sales of the Fund's Class A shares for the period from November 15, 2000 to February 28, 2001 and February 28, 2002, respectively.

The Fund's Trustees adopted Distribution Plans with respect to Class A, Class B and Class C shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended February 28, 2002, there were no unreimbursed distribution expenses.

The Plans were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund. During the fiscal years ended February 28, 2001 and 2002, the Fund made no payments under the Plans to John Hancock Funds.


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C shares are (1) the 12b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you purchase Class A, Class B or Class C shares, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


                                                                                   Broker receives
                                      Sales charge paid   Broker receives maximum  12b-1 service         Total broker
                                      by investors (%     Reallowance              fee (% of net         compensation (1)
Class A investments                   of offering price)  (% of offering price)    investment) (3)       (% of offering price)
-------------------                   -----------------   ---------------------    ---------------       --------------------

Up to $49,999                         5.00%               4.01%                    0.25%                 4.25%
$50,000 - $99,999                     4.50%               3.51%                    0.25%                 3.75%
$100,000 - $249,999                   3.50%               2.61%                    0.25%                 2.85%
$250,000 - $499,999                   2.50%               1.86%                    0.25%                 2.10%
$500,000 - $999,999                   2.00%               1.36%                    0.25%                 1.60%

Investments of Class A share
of $1 million or more (4)
-------------------------

First $1M - $4,999,999                --                  0.75%                    0.25%                 1.00%
Next $1 - $5M above that              --                  0.25%                    0.25%                 0.50% (2)
Next $1 or more above that            --                  0.00%                    0.25%                 0.25% (2)

                                                                                   Broker receives
                                                          Broker receives maximum  12b-1 service         Total broker
                                                          reallowance              fee (% of net         compensation (1)
Class B investments                                       (% of offering price)    investment) (3)       (% of offering price)
-------------------                                       ---------------------    ---------------       ---------------------

All amounts                           --                  3.75%                    0.25%                 4.00%
                                                          Broker receives          Broker receives 12
                                                          maximum                  b-1 service           Total broker
                                                          reallowance              fee (% of net         compensation
Class C Investments                                       (% of offering price)    investment)           (% of offering price)
-------------------                                       ---------------------    -----------           ---------------------

Amounts purchased at NAV              --                  0.75%                    0.25%                 1.00%
All other amounts                     1.00%               1.75%                    0.25%                 2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay brokers commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues shares certificates. All shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Fund's Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                                 CDSC Rate
            ---------------                                 ---------
            $1 to $4,999,999                                   1.00%
            Next $5 million to $9,999,999                      0.50%
           Amounts of $10 million and over                     0.25%

Class C shares may be offered without a front-end sales charge to:

o        Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.) Also included are plans formerly record kept by John Hancock Signature Services (including 401(k)).

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profitr Sharing plans.)


o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans administered that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     oProceeds of 50 shares redeemed at $12 per shares (50 x 12)        $600.00
     o*Minus Appreciation ($12 - $10) x 100 shares                      (200.00)
     oMinus proceeds of 10 shares not subject to
      CDSC (dividend reinvestment)                                      (120.00)
                                                                        -------
     oAmount subject to CDSC                                            $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.


For Retirement Accounts (such as traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.




----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Type of                 401 (a) Plan       403 (b)          457            IRA, IRA Rollover     Non-retirement
Distribution            (401 (k), MPP,
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Death or Disability     Waived             Waived           Waived         Waived                Waived
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Over 70 1/2             Waived             Waived           Waived         Waived for required   12% of account
                                                                           minimum               value annually in
                                                                           distributions* or     periodic payments
                                                                           12% of account
                                                                           value annually in
                                                                           periodic payments.
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Between 59 1/2 and      Waived             Waived           Waived         Waived for Life       12% of account
70 1/2                                                                     Expectancy or 12%     value annually in
                                                                           of account value      periodic payments
                                                                           annually in
                                                                           periodic payments.
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Under 59 1/2            Waived for         Waived for       Waived for     Waived for annuity    12% of account
(Class B and Class C    annuity payments   annuity          annuity        payments (72t) or     value annually in
Only)                   (72t) or 12% of    payments (72t)   payments       12% of account        periodic payments
                        account value      or 12% of        (72t) or 12%   value annually in
                        annually in        account value    of account     periodic payments.
                        periodic           annually in      value
                        payments.          periodic         annually in
                                           payments.        periodic
                                                            payments.
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Loans                   Waived             Waived           N/A            N/A                   N/A
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Termination of Plan     Not Waived         Not Waived       Not Waived     Not Waived            N/A
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Hardships               Waived             Waived           Waived         N/A                   N/A
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Qualified Domestic      Waived             Waived           Waived         N/A                   N/A
Relations Orders
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Termination of          Waived             Waived           Waived         N/A                   N/A
Employment Before
Normal Retirement Age
----------------------- ------------------ ---------------- -------------- --------------------- -------------------
Return of Excess        Waived             Waived           Waived         Waived                N/A
----------------------- ------------------ ---------------- -------------- --------------------- -------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:
---------------------------------------------------------------------

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at the NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, Inc. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and eleven series. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust, into one or more classes. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class I shares of the Fund are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A, Class B and Class C will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders, who consequently will not include any portion of such taxes in their incomes and will not be entitled to any associated tax credits or deductions with respect to such taxes. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege)in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. As of February 28, 2002, the Fund had capital loss carryforwards which expire as follows: $332,423 on February 28, 2009 and $2,211,877 on February 28, 2010.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining a corporate shareholder's alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.


The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.


Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.


Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.


The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of February 28, 2002, the cumulative total return before taxes for Class A shares of the Fund for the one year period and since commencement of operations on November 15, 2000 were -24.25% and -36.98%, respectively.

As of February 28, 2002, the cumulative total return before taxes for Class B shares of the Fund for the one year period and since commencement of operations on November 15, 2000 were -24.38% and -36.37%, respectively.

As of February 28, 2002, the cumulative total return before taxes for Class C shares of the Fund for the one year period and since commencement of operations on November 15, 2000 was -22.02% and -35.13%, respectively.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ERV

Where:

P =      a hypothetical initial payment of $1,000.
T =      average annual total return.
n =      number of years.
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 year, 5 year, and 10 year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVD

Where:

P =      a hypothetical initial payment of $1,000.
T =      average annual total return (after taxes on distributions).
n =      number of years.
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 year, 5 year, and 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)n = ATVDR

Where:

         P =   a hypothetical initial payment of $1,000.
         T =   average annual total return (after taxes on distributions and redemption)
         n =   number of years
     ATVDR =   ending value of a hypothetical $1,000 payment made at the
               beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period, respectively. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION


Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2002, the Fund paid $4,654 in commissions to compensate brokers for research services.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser's officers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended on February 29, 2000, February 28, 2001 and February 28, 2002, the Fund paid negotiated brokerage commissions in the amount of $9,166, $16,301 and $8,844, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. During the fiscal years ended February 29, 2000, February 28, 2001 and February 28, 2002, the Fund did not execute any portfolio transactions with the Affiliated Broker.


Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO


Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.


INDEPENDENT AUDITORS

The independent auditor of the Fund is Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended February 28, 2002 (filed electronically on April 29, 2002, accession number 0000928816-01-500082) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Institutional Series Trust (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
         John Hancock Focused Small Cap Growth Fund

         Statement of Assets and Liabilities as of February 28, 2002. Statement of Operations for the year ended of February 28, 2002. Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2002.
         Financial Highlights for each of the five years in the period ended
          February 28, 2002.
         Schedule of Investments as of February 28, 2002.
         Notes to Financial Statements.
         Report of Independent Auditors.

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST


                                     PART C.

OTHER INFORMATION

Item 23. Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25. Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06.  Indemnification and Exculpation."
                 -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

          (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Equity Trust, John Hancock Investment

Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



       Name and Principal           Positions and Offices                Positions and Offices
        Business Address               with Underwriter                    with Registrant
       ------------------           ---------------------                ---------------------

Maureen R. Ford                      Director, Chairman,             Trustee, Chairman, President
101 Huntington Avenue                and Chief Executive             and Chief Executive Officer
Boston, Massachusetts                    Officer

Robert H. Watts                    Director, Executive Vice                  None
John Hancock Place                   President and Chief
P.O. Box 111                         Compliance Officer
Boston, Massachusetts

Richard A. Brown                   Senior Vice President and          Senior Vice President and
101 Huntington Avenue               Chief Financial Officer            Chief Financial Officer
Boston, Massachusetts                   and Treasurer

Mark C. Lapman                             Director                          None
53 State Street
Boston, Massachusetts

Susan S. Newton                    Senior Vice President, Chief         Senior Vice President, Chief
101 Huntington Avenue              Legal Officer and Secretary          Legal Oficer and Secretary
Boston, Massachusetts

William H. King                       Vice President and                   Vice President and
101 Huntington Avenue                 Assistant Treasurer                  Assistant Treasurer
Boston, Massachusetts

Thomas E. Moloney                      Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

                                       C-3





       Name and Principal           Positions and Offices                Positions and Offices
        Business Address               with Underwriter                    with Registrant
       ------------------           ---------------------                ---------------------

John M. DeCiccio                       Director                              Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                  Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

James V. Bowhers                      President                              None
101 Huntington Avenue
Boston, Massachusetts

Keith F. Hartstein              Executive Vice President                     None
101 Huntington Avenue
Boston, Massachusetts

Karen F. Walsh                        Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                           Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Jeffrey H. Long                       Vice President, Controller             None
101 Huntington Avenue                 and Assistant Treasurer
Boston, Massachusetts

Kristine McManus                      Vice President                         None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                     Vice President                    Vice President and
101 Huntington Avenue                 and Compliance                    Compliance Officer
Boston, Massachusetts                 Officer

         (c)      None.

Item 28. Location of Accounts and Records.

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment
         Company Act of 1940 at its principal executive offices at 101
         Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable



                                       C-4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and has duly caused this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The
Commonwealth of Massachusetts on the 27th day of June, 2002.

                             JOHN HANCOCK INSTITUTIONAL SERIES TRUST


                             By:            *
                                -------------------------------------
                                Maureen R. Ford
                                Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

          *
-----------------------             Trustee, Chairman, President            June 27, 2002
Maureen R. Ford                     and Chief Executive Officer

          *                         Trustee, Vice Chairman, President,
-----------------------             Senior Vice President
Richard A. Brown                    and Chief Financial Officer

/s/William H. King
------------------------            Vice President and Treasurer
William H. King                     (Chief Accounting Officer)


          *                         Trustee
------------------------
James F. Carlin

          *                         Trustee
------------------------
William H. Cunningham

          *                         Trustee
------------------------
John M. DeCiccio

          *                         Trustee
------------------------
Ronald R. Dion

          *                         Trustee
------------------------
Charles L. Ladner

          *                         Trustee
------------------------
Steven R. Pruchansky

          *                         Trustee
------------------------
Norman H. Smith

          *                         Trustee
------------------------
John P. Toolan


*By:     /s/Susan S. Newton
         ------------------                                       June 27, 2002
         Susan S. Newton
         Attorney-in-Fact
         Powers of Attorney dated
         June 6, 2000 and
         February 27, 2001.
         Powers of Attorney dated
         May 22, 2001.


                                      C-5


                       JOHN HANCOCK INSTITUTIONAL SERIES
                       ---------------------------------
                                INDEX TO EXHIBITS
                                -----------------

99.(a)          Amended and Restated Declaration of Trust dated
                June 6, 2000.####

99.(a).1 Amendment to the Declaration Trust: Change of Name of a Series of Shares: John Hancock Small Capitalization Growth Fund to
                John Hancock Focused Small Cap Growth Fund effective
                July 1, 2001.######

99.(a).2 Amendment to the Declaration Trust: Change of Name of a Series of Shares: John Hancock Small Cap Equity Fund to John Hancock
                Small Cap Equity Fund Y dated November 20, 2001.+

99.(a).3 Amendment to the Declaration Trust: Change of Name of a Series of Shares: John Hancock Small Capitalzation Value Fund to John
                Hancock Small Cap Equity Fund dated September 12, 2001.+

99.(a).4        Amendment of Section 5.11 and Abolition of Class P Shares of
                Beneficial Interest of John Hancock Independence Diversified
                Core Equity Fund II dated September 12, 2001.+

99.(b)          By laws.  Amended and Restated By-Laws dated
                November 19, 1996.*****

99.(b).1 Amendment to By-Laws to add Abstentions and Broker Non-Votes effective March 1, 2002.#######

99.(c)          Instruments Defining Rights of Securities Holders.  See exhibits
                99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contracts between John Hancock Advisers, Inc. and the Registrant on behalf of John Hancock Berkeley Bond Fund, John Hancock Berkeley Sector
                Opportunity Fund, John Hancock Independence Diversified Core
                Equity Fund II, John Hancock Berkeley Dividend Performers Fund,
                John Hancock Berkeley Global Bond Fund, John Hancock Berkeley
                Fundamental Value Fund, John Hancock Berkeley Overseas Growth
                Fund.*

99.(d).1        Sub-Investment Management Contracts among the
                Registrant on behalf of  John Hancock Independence
                Diversified Core Equity Fund II and John Hancock
                Independence Balanced Fund, John Hancock Advisers,
                Inc., and Independence Investment Associates, Inc.*

99.(d).2 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Dividend Performers
                Fund, John Hancock Advisers, Inc., and Sovereign Asset
                Management Corporation.*

99.(d).3 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Berkeley Fundamental Value
                Fund, John Hancock Advisers, Inc., and NM Capital
                Management, Inc.*



                                       C-6


99.(d).4        Investment Management Contracts between John Hancock
                Advisers, Inc. and the Registrant on behalf of John
                Hancock Independence Value Fund, John Hancock Independence
                Growth Fund, John Hancock Independence Balanced Fund, John
                Hancock Small Capitalization Equity Fund, and John Hancock
                Independence Medium Capitalization Fund.***

99.(d).5 Sub-Investment Management Contract among the Registrant on behalf of John Hancock Independence Value Fund, John Hancock
                Independence Medium Capitalization Fund, and John Hancock
                Independence Growth Fund, John Hancock Advisers, Inc., and
                Independence Investment Associates, Inc.***

99.(d).6 Sub-Investment Management Contract between John Hancock Advisers and the Registrant on behalf of John Hancock International
                Equity Fund and Indocam dated January 1, 2000.###

99.(d).7        Reduction in management fees.###

99.(d).8 John Hancock Advisers International Limited subadvisory fee waivers effective January 1, 2000.###

99.(d).9        Terminating Sub-advisers Contract between John Hancock
                Institutional Series on behalf of John Hancock International
                Equity Fund, John Hancock Advisers and John Hancock Advisers
                International Limited dated March 1, 2000.###

99.(d).10       Interim Sub-Investment Management Contract among John Hancock
                International Equity Fund, Nicholas-Applegate Capital Management
                and John Hancock Advisers, Inc. dated January 31, 2001.#####

99.(d).11       Second Interim Sub-Investment Management Contract among John
                Hancock International Equity Fund, Nicholas-Applegate Capital
                Management and John Hancock Advisers, Inc. dated
                December 14, 2000.#####

99.(d).12       Sub-Investment Management Contract among John Hancock
                International Equity Fund, Nicholas-Applegate and John Hancock
                Advisers, Inc. dated May 11, 2001.######

99.(d).13       Amendment to Sub-Investment Management Contract on behalf of
                John Hancock Independence Diversified Core Equity Fund II,
                Independence Investment, LLC and John Hancock, LLC dated
                June 7, 2002.+

99.(e)          Underwriting Contracts.  Distribution Agreement between the
                Registrant and John Hancock Funds, Inc. dated January 30, 1995.*

99.(e).1        Amendment to Distribution Agreement between the Registrant and
                John Hancock Funds, Inc. dated December 11, 1995.***

99.(f)          Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)          Custodian Agreements. Custodian Agreement between John Hancock
                Mutual Funds and Bank of New York dated September 10, 2001.+

99.(h)          Other Material Contracts. Transfer Agency and Service
                Agreement between the Registrant and John Hancock Signature
                Services, Inc. dated June 1, 1998.###

99.(h).1        Accounting and Legal Services Agreement between John Hancock
                Advisers, Inc. and Registrant as of January 1, 1996.****

99.(i)          Legal Opinion with respect to the Registrant.+

99.(j)          Other Opinions. Auditor's Consent.+

99.(k)          Omitted Financial Statements.  Not Applicable.

99.(l)          Initial Capital Agreement Subscription agreement between
                Registrant and John Hancock Advisers, Inc. dated
                January 12, 1995.*

99.(m)          Rule 12b-1 Plans. Distribution Plans between the Registrant and
                John Hancock Funds for John Hancock Core Growth Fund Classes A,
                B and C dated July 1, 1999.#

                                       C-7


99.(m).1        Distribution Plans between the Registrant and John Hancock
                Funds for John Hancock Core Value Fund Classes A, B and C dated
                July 1, 1999.#

99.(m).2 Distribution plan between the Registrant and John Hancock Funds for John Hancock Independence Diversified Core Equity Fund II
                Class P Shares dated October 1, 1999.###

99.(m).3 Distribution Plans between the Registrant and John Hancock Funds for John Hancock Small Capitalization Growth Fund, Classes A, B, and C dated November 15, 2000.#####

99.(n) Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C and Class I Multiple Class Plan Pursuant to Rule 18f-3.#

99.(n).1        Rule 18f-3 John Hancock Funds Class P and Class I - multiple
                Class Plan pursuant to Rule 18f-3.###

99.(p) Code of Ethics-John Hancock Independence Investment Associates and Indocam International Investment Services, Inc.###

99.(p).1        Code of Ethics of John Hancock Advisers, LLC, each of the John
                Hancock Funds, and John Hancock Funds, LLC dated May 1, 2002.+


*        Previously filed electronically with post-effective amendment number 1
         (file nos. 811-8852 and 33-86102) on September 8, 1995, accession number 0000950135-95-001879.

**       Previously filed electronically with post-effective amendment number 2
         (file nos. 811-8852 and 33-86102) on September 25, 1995, accession number 0000950135-95-001978.

***      Previously filed electronically with post-effective amendment number 4
         (file nos. 811-8852 and 33-86102) on January 5, 1996, accession number
         0000950135-96-000075.

****     Previously filed electronically with post-effective amendment number 5
         (file nos. 811-8852 and 33-86102) on June 24, 1996, accession number
         0001010521-96-000102.

***** Previously Filed electronically with post-effective amendment number 7 file nos. 811-8852 and 33-86102) on April 30, 1997, accession number
         0001010521-97-000281.

******   Previously filed electronically with post-effective amendment number
         8 file nos. 811-8852 and 33-86102 on April 29, 1998, accession number
         0001010521-98-000241.

#        Previously filed electronically with post-effective amendment number
         10 (file number 811-8852 and 33-86102) on July 28, 1999, accession number 0001010521-99-000251.

##       Previously filed electronically with post-effective amendment number
         11 (file number 811-8852 and 33-86102) on July 29, 1999, accession number 0001010521-99-000881.

###      Previously filed electronically with post-effective amendment number
         12 (file number 811-8852 and 33-86102) on July 29, 1999, accession number 0001010521-00-000250.

####     Previously filed electronically with post-effective amendment number
         13 (file number 811-8852 and 33-86102) on June 27, 2000, accession number 0001010521-00-000333.

#####    Previously filed electronically with post-effective amendment number
         14 (file number 811-8852 and 33-86102) on April 25, 2001, accession number 0001010521-01-50009.

######   Previously filed electronically with post-effective amendment number
         16 (file number 811-8852 and 33-86102) on June 25, 2001, accession number 0001010521-01-5000063.

#######  Previously filed electronically with post-effective amendment number
         17 (file number 811-8852 and 33-86102) on April 24, 2002, accession number 0001010521-02-000171.

+        Filed herewith.

                                       C-8